As filed with the Securities and Exchange Commission on April 29, 2014

Securities Act Registration No. 33-10436

Investment Company Act Registration No. 811-4922

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 40	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 40	[X]

CALIFORNIA DAILY TAX FREE INCOME FUND, INC.

(Exact Name of Registrant as Specified in Charter)

c/o Reich & Tang Asset Management, LLC

1411 Broadway, 28th Floor, New York, New York 10018

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 830-5200

Christine Manna

c/o Reich & Tang Asset Management, LLC

1411 Broadway

New York, New York 10018

(Name and Address of Agent for Service)

Copy to:     MICHAEL R. ROSELLA, Esq.

Paul Hastings LLP

75 East 55th Street

New York, New York 10022

(212) 318-6800

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective: (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on April 30, 2014 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

California Daily Tax Free Income Fund, Inc.

Class A Shares – Ticker Symbol: CFDXX

Class B Shares – Ticker Symbol: CDTXX

PROSPECTUS

April 30, 2014

A money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from California income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. This Prospectus relates only to the Class A and Class B shares of the California Daily Tax Free Income Fund, Inc. (the “Fund”).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

1411 BROADWAY,

28th FLOOR

NEW YORK, NY 10018

(212) 830-5345

(800) 433-1918 (TOLL FREE)

Summary of the Fund	3

Investment Objectives, Principal Investment Strategies and Related Risks	7

Management, Organization and Capital Structure	11

Shareholder Information	12

Distribution Arrangements	25

Financial Highlights	27

Privacy Notice	PN-1

Summary of the Fund

Investment Objectives

The Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from California income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A Shares		Class B Shares
SHAREHOLDER FEES
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.30%		0.30%
Distribution and Service (12b-1) Fees		0.20%		0.00%
Other Expenses (includes Administration Fees listed below)		0.32%		0.32%
Administration Fees	0.21%		0.21%

Total Annual Fund Operating Expenses		0.82%		0.62%
Fee Waivers and Expense Reimbursement (1)		0.02%		0.07%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement		0.80%		0.55%

(1)

The Manager and its affiliates have contractually agreed to waive their fees so that the Fund’s total annual fund operating expenses do not exceed 0.80% and 0.55% of the average daily net assets of the Fund’s Class A shares and Class B shares, respectively, until at least July 22, 2015. Although not reflected in the fee waivers and expense reimbursements in the table above, the Manager and its affiliates have contractually agreed to waive fees and/or reimburse expenses, until at least July 22, 2015, in order to maintain a minimum yield of 0.01% for the Class A and the Class B shares so long as their gross yields are greater than 0.12%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap until July 22, 2015). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A:	$82	$258	$451	$1,010
Class B:	$56	$184	$332	$761

Principal Investment Strategies

The Fund intends to achieve its investment objectives by investing primarily in short-term, high quality, debt obligations of:

(i)	California, and its political subdivisions;

(ii)	Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii)	other states.

These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations. Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations and Participation Certificates therein, the Fund, under normal circumstances, will invest at least 80% of its net assets, plus any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and California income tax.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 60 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share. The maturities of variable rate demand instruments held in the Fund will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The Fund intends to concentrate (i.e., invest 25% or more of the Fund’s net assets) in California Municipal Obligations and Industrial Revenue Bonds, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations, purchased from banks, insurance companies, or other financial institutions.

The Fund’s investment manager considers the following factors when buying and selling securities for the portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considers the overall yield of the Fund and how an individual purchase would impact the yield of the Fund, against the backdrop of the Fund’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Fund and how an individual purchase would impact the credit quality of the Fund, against the backdrop of the Fund’s overall investment objective.

Principal Risks

•	Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•	The value of the Fund’s shares and the securities held by the Fund can each decline in value.

•	The amount of income the Fund generates will vary with changes in prevailing interest rates.

•	In June 2013, the Securities and Exchange Commission (“SEC”) proposed reforms to money market fund regulations, which, if adopted, may affect the Fund’s operations and/or return potential.

•	An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

•	The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

•

Because the Fund intends to concentrate in California Municipal Obligations, including Participation Certificates, investors should also consider the greater risk of the Fund’s concentration versus the safety that comes with a less concentrated investment portfolio.

•

Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail. Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations, both domestically and internationally, which, in the case of U.S. regulations, in particular, have undergone substantial changes in the past decade, are continually evolving and being implemented, and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

•

An investment in the Fund should be made with an understanding of the risks that an investment in California Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Risk factors affecting the State of California are described in “California Risk Factors” in the Statement of Additional Information.

•

Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to taxation including the federal alternative minimum tax.

Risk/Return Bar Chart and Table

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s Class A shares’ performance from year to year. The table shows the Fund’s average annual total return for one, five, and ten years and since inception periods for each Class of shares. While analyzing this information, please note that the Fund’s past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield for each Class may be obtained by calling the Fund toll-free at (800) 433-1918.

California Daily Tax Free Income Fund, Inc. – Class A Shares

The year-to-date return for the Class A shares as of March 31, 2014 was 0.00%.

The Class’s highest quarterly return was 0.72% for the quarter ending September 30, 2007; the lowest quarterly return was 0.00% for the quarters ending September 30, 2011 and June 30, 2013.

Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly.

Average Annual Total Returns – For the periods ended December 31, 2013

	Class A	Class B
One Year	0.00%	0.00%
Five Years	0.00%	0.00%
Ten Years	0.82%	0.92%
Since Inception*	2.11%	1.40%

*	The inception date was February 10, 1987, for the Class A shares and October 9, 1996, for the Class B shares.

Management

Investment Manager: Reich & Tang Asset Management, LLC (the “Manager”) is the Fund’s investment manager.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (California Daily Tax Free Income Fund, Inc., c/o Reich & Tang, 1411 Broadway, 28th Floor, New York, NY 10018), by bank wire, by electronic funds transfer or through a financial intermediary. The minimum initial and subsequent investment amounts are shown below.

Minimum Investments	Initial	Subsequent
Through a financial intermediary	$1,000	$100
Directly with the Fund	$5,000	$100

If you have established the option on your account, you may also redeem Fund shares by telephone (800-433-1918), by an automatic withdrawal plan or by writing checks on your account in an amount of $250 or more.

Tax Information

The Fund intends to distribute income that is exempt from regular federal and California income taxes. It is possible that a portion of the Fund’s distributions, including long-term and short-term capital gains, if any, may be subject to California or federal income taxes or to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objectives, Principal Investment Strategies and Related Risks

Investment Objectives

The Fund is a tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from California income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

Principal Investment Strategies

Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations and Participation Certificates therein, the Fund, under normal circumstances, will invest at least 80% of its net assets, plus any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and California income tax. This policy is fundamental and may not be changed without shareholder approval. By investing in liquid, short-term, high quality investments that have high quality support from banks, insurance companies and other financial institutions, the Fund’s investment management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations.

With respect to 20% of its net assets, the Fund may purchase taxable securities, including, among other things, Municipal Obligations, whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in “Description of the Fund and Its Investments and Risks – Taxable Securities” in the Statement of Additional Information.

Included in the same 20% of net assets in taxable securities, the Fund may also purchase Municipal Obligations whose interest income may be subject to the federal alternative minimum tax.

The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund’s interest in a Municipal Obligation that is held by another entity (i.e., banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund’s interest in the underlying Municipal Obligation is proportionate to the Fund’s participation interest. Ownership of the Participation Certificates generally causes the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes.

The Fund may invest more than 25% of its assets in Participation Certificates in Industrial Revenue Bonds and other California Municipal Obligations provided, however, that such investments may not exceed 25% of the Fund’s total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and (ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof.

To the extent suitable California Municipal Obligations and Territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be reported by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax, but may be subject to California income tax.

The Fund will invest primarily in California Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund’s Manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

The Fund’s investments may also include “when-issued” Municipal Obligations and stand-by commitments.

The Fund’s Manager considers the following factors when buying and selling securities for the portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considers the overall yield of the Fund and how an individual purchase would impact the yield of the Fund, against the backdrop of the Fund’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Fund and how an individual purchase would impact the credit quality of the Fund, against the backdrop of the Fund’s overall investment objective. The Fund may hold uninvested cash reserves pending investment and reserves the right to borrow up to 15% of the Fund’s total assets from banks for temporary purposes.

In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity, liquidity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that, individually, have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, and considered as a whole, will be 60 days or less. The maturities of variable rate demand instruments held in the Fund will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The average life for all securities contained in the Fund, on a dollar-weighted basis, and considered as a whole, will be 120 days or less. The average life calculation differs from the average maturity calculation discussed above because the average maturity calculation allows the Fund to deem a security to have a shorter maturity date because of an interest rate readjustment. The average life calculation does not shorten the maturity date because of an interest rate readjustment, but instead is based on a security’s stated final maturity or, when relevant, the date of the next demand feature when the fund may receive payment of principal and interest (such as a put feature).

The Fund will not acquire any security other than a Weekly Liquid Asset if, immediately after the acquisition, the Fund would have invested less than 30% of its total assets in Weekly Liquid Assets. As defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), currently, Weekly Liquid Assets include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that: (A) are issued at a discount to the principal amount to be repaid at maturity and (B) have a remaining maturity date of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days (collectively, “Weekly Liquid Assets”). The Fund may maintain a higher percentage of its total assets in Weekly Liquid Assets if determined to be appropriate by the Fund’s Board of Directors.

The Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or in unrated securities that have been determined by the Fund’s investment manager to be of comparable quality.

For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks

A significant change in interest rates or a default on the Fund’s investments could cause its share price (and the value of your investment) to change.

In June 2013, the SEC proposed reforms to money market fund regulations, which, if adopted, may affect the Fund’s operations and/or return potential.

The Fund may be exposed to the credit risk of the banks, insurance companies or other financial institutions which provide the credit support on long-term Municipal Obligations in which the Fund invests. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

Because of the Fund’s concentration in investments in California Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of California and its political subdivisions.

The primary purpose of investing in a portfolio of California Municipal Obligations is the special tax treatment accorded California resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund’s concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of California issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Because the Fund may concentrate in Participation Certificates that may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see “Description of the Fund and its Investments and Risks – Variable Rate Demand Instruments and Participation Certificates” in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations, both domestically and internationally, which, in the case of U.S. regulations, in particular, have undergone substantial changes in the past decade, are continually evolving and being implemented, and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Portfolio Holdings

In order to comply with Rule 2a-7 under the 1940 Act, information concerning the Fund’s portfolio holdings, as well as its weighted average maturity and weighed average life, will be posted on the Fund’s website at http://www.reichandtang.com/portfolio-holdings five business days after the end of the month and remain posted for six months thereafter. The Fund may terminate or modify this policy at any time without further notice to shareholders, including making additional disclosure of each of the Fund’s portfolio holdings on the Fund’s website. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information.

Management, Organization and Capital Structure

The Fund’s Manager is Reich & Tang Asset Management, LLC. The Manager’s principal business office is located at 1411 Broadway, 28th Floor, New York, NY 10018. As of March 31, 2014, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $17 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of nine portfolios of registered investment companies, of which it acts as administrator for five.

Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund’s portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to 0.30% per annum of the Fund’s average daily net assets for managing the Fund’s investment portfolio and performing related services. For the fiscal year ended December 31, 2013, following a contractual fee waiver (voluntary until July 22, 2013), the Fund paid the Manager a management fee equal to 0.04% per annum of the Fund’s average daily net assets. A discussion regarding the basis for the Board of Directors approving the continuance of the Investment Management Contract is available in the Fund’s annual report for the period ended December 31, 2013.

Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager provides all management and administrative services reasonably necessary for the Fund’s operation, other than those services that the Manager provides to the Fund pursuant to the Investment Management Contract. The Manager also provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager pursuant to the Investment Management Contract and the Administrative Services Contract. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund’s average daily net assets. For the fiscal year ended December 31, 2013, following a voluntary fee waiver, the Fund paid the Manager an administrative fee of 0.00% per annum of the Fund’s average daily net assets.

The Manager and the Distributor have contractually agreed to waive fees and/or reimburse expenses in order to maintain Total Annual Fund Operating Expenses for the Class A shares at 0.80% and for the Class B shares at 0.55%. This contractual fee waiver will continue until at least July 22, 2015. Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for the distribution of Fund shares. In addition, the Manager and its affiliates have contractually agreed to waive fees and/or reimburse expenses, until at least July 22, 2015, in order to maintain a minimum yield of 0.01% for the Class A shares and the Class B shares so long as their gross yields are greater than 0.12%. The Manager and Distributor, at their discretion, may voluntarily waive all or a portion of their fees.

Investment management fees and operating expenses, which are attributable to more than one Class of Shares of the Fund, will be allocated daily to each applicable Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

Shareholder Information

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Fund shares are processed through the Fund’s transfer agent or its principal underwriter, as appropriate, which accept orders for purchases and redemptions from Participating Organizations (see “Investments Through Participating Organizations – Purchase of Class A Shares and Class B Shares” for a definition of Participating Organizations) and from investors directly.

Pricing of Fund Shares

The net asset value of the Fund’s shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange (“NYSE”) is closed for trading (i.e., national holidays and Good Friday) and (ii) Columbus Day and Veterans’ Day (each, a “Holiday”). However, on certain days that the NYSE is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The Fund’s net asset value is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.

The Fund’s portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the market value of the Fund’s share price to be less than $0.997 or greater than $1.003, the Board of Directors will consider whether any action should be initiated to prevent the share price from going below $0.995 per share or above $1.005 per share. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.

Shares are issued as of the first determination of the Fund’s net asset value per share made after acceptance of the investor’s purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as “Federal Funds”). Fund shares begin accruing income on the day the shares are issued to an investor.

The Fund reserves the right to reject any purchase order of its shares. In addition, the Fund does not accept cash, and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier’s checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.

On any Fund Business Day before a Holiday, or on any Fund Business Day where the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close trading early, the Fund may close trading early. On such days, the cut-off times for purchase orders and redemption and exchange requests (as set forth below) may be shortened to accommodate the Fund’s early close. If the Fund closes trading early, the earlier cut-off times for such transactions will be made available that day on the Fund’s website at http://www.reichandtang.com, or by calling the Fund toll free at (800) 433-1918.

Purchase of Fund Shares

The Fund does not accept a purchase order from investors investing in the Fund directly (i.e., not through Participating Organizations) until an investor’s payment has been converted into Federal Funds and is received by the Fund’s transfer agent, or its principal underwriter, as appropriate. Orders from these direct investors that are accompanied by Federal Funds and received after 4:00 p.m., Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

Investors may, if they wish, invest in the Fund through a Participating Organization with which they have accounts. Generally, all other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders. Class B shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through certain Participating Organizations who do not receive compensation from the Distributor or the Manager and have entered into a contractual arrangement with the Distributor.

The minimum initial investment in the Fund for both Classes of shares is (i) $1,000 for purchases through Participating Organizations – this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000, (ii) $1,000 for securities brokers, financial institutions and other industry professionals that are not Participating Organizations, and (iii) $5,000 for all other investors. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100. The Fund may waive any minimum purchase requirements.

Each shareholder, except those purchasing through Participating Organizations, will receive a personalized periodic statement from the Fund listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares, and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

Investments Through Participating Organizations – Purchase of Class A Shares and Class B Shares

Investors purchasing shares through a Participating Organization become Class A or Class B (depending on the Participating Organization’s arrangement with the Distributor) shareholders and are referred to as Participant Investors. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of Participant Investor, transmits to the Fund’s transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to the Participant Investors showing (i) the total number of Fund shares owned by each Participant Investor as of the statement closing date, (ii) purchases and redemptions of Fund shares by each Participant Investor during the period covered by the statement, and (iii) the income earned by Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of orders from Participant Investors that are earlier than the order deadline of the Fund due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

Qualified Participating Organizations may transmit an investor’s purchase or redemption order to the Fund’s transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 4:00 p.m., Eastern time on that day. The investor will then receive the net asset value of the Fund’s shares determined as of 4:00 p.m., Eastern time on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Initial Direct Purchases of Class B Shares

Investors who wish to invest in the Fund directly may obtain a current Prospectus and the Fund application order form necessary to open an account by telephoning the Fund at (212) 830-5345 or toll free at (800) 433-1918 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day.

MAIL AND PERSONAL DELIVERY

Investors may send or deliver a check made payable to “California Daily Tax Free Income Fund, Inc.” along with a completed Fund application to:

California Daily Tax Free Income Fund, Inc.

c/o Reich & Tang

1411 Broadway, 28th Floor

New York, NY 10018

Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. In either case, the Funds are not available for redemption until the check has been cleared for payment by the investor bank.

BANK WIRE

To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Fund at (212) 830-5345 or toll free at (800) 433-1918 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day to obtain a Fund application necessary to open a new account. The investor should complete and fax the Fund application along with any required documentation to the Fund at (212) 830-5476. The original Fund application and documentation should then be mailed to the address specified under “Mail and Personal Delivery.” The investor should then telephone the Fund at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:

The Bank of New York Mellon

ABA # 021000018

Reich & Tang

DDA # 8900403527

For California Daily Tax Free Income Fund, Inc.

Account of (Investor’s Name)

Fund Account #

An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.

There may be a charge by the investor’s bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a “bank wire” received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Electronic Funds Transfers (EFT), Pre-authorized Credit and Direct Deposit Privilege

You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, including federal salary, social security, or certain veteran’s, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, please contact your broker or the Fund for the appropriate form. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Upon receipt of a written notification from either the Participating Organization or, in the case of a direct investor, the executor or guardian, of a shareholder’s death or legal incapacity, participation in the Privilege will automatically terminate. Further, the Fund may terminate your participation in the Privilege upon 30 days’ notice to you.

Subsequent Purchases of Shares

Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

California Daily Tax Free Income Fund, Inc.

c/o Reich & Tang

P.O. Box 13232

Newark, New Jersey 07101-3232

There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder’s account number. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a fee for each returned check.

Provided that the information on the application form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the year the shareholder’s account is closed or during the following calendar year.

Redemption of Shares

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund upon receipt by the Fund’s transfer agent of the redemption order (and any supporting documentation which the Fund’s transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check). However, redemption payments will not be paid out unless the check (including a certified or cashier’s check) used for investment has been cleared for payment by the investor’s bank, which can take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

A shareholder’s original Fund application order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application order form by transmitting a written direction to the Fund’s transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee. Account fees may be included in conjunction with these additional redemption procedures and shareholders should read this prospectus along with any additional materials provided.

When a signature guarantee is called for, the shareholder should have “Signature Guaranteed” stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund’s transfer agent’s standards and procedures.

WRITTEN REQUESTS

Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

California Daily Tax Free Income Fund, Inc.

c/o Reich & Tang

1411 Broadway, 28th Floor

New York, NY 10018

All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed, unless otherwise indicated on the Fund application or in a subsequent written authorization.

Normally, the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

CHECKS

By making the appropriate election on their Fund application order form, shareholders may request a supply of checks that may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder’s name, are drawn on a special account maintained by the Fund with the Fund’s agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund’s agent bank, it instructs the Fund’s transfer agent to redeem a sufficient number of full and fractional shares in the shareholder’s account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.

There is no charge to the shareholder for checks provided by the Fund, although there may be fees charged for checks provided in connection with certain cash management programs offered through Participating Organizations. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.

Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund’s agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder’s election, require only one signature. Checks in amounts exceeding the value of the shareholder’s account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund’s shareholders.

Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund’s normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund’s agent bank, the Fund will provide the shareholder with a supply of checks.

TELEPHONE

The Fund accepts telephone requests for redemptions from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to the shareholders at their address of record or to their bank account, both as set forth in the Fund application or in a subsequent written authorization. For telephone requests for wire redemptions of less than $10,000, the Fund may charge a fee. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification at the time of such redemption requests. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

A shareholder making a telephone withdrawal should call the Fund at (212) 830-5345 or toll free at (800) 433-1918 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day and state: (i) the name of the shareholder appearing on the Fund’s records, (ii) the shareholder’s account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder’s designated bank account or address of record, and (v) the name and phone number of the person requesting the redemption. Usually, the redemption proceeds are sent to the designated bank account on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire, or the redemption proceeds are sent to the address of record on the next Fund Business Day if the redemption proceeds are paid by check. The Fund may modify or discontinue the telephone redemption option at any time and will notify shareholders accordingly.

GENERALLY

There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Unless other instructions are given in proper form to the Fund’s transfer agent, a check for the proceeds of a redemption will be sent to the shareholder’s address of record. If a shareholder elects to redeem all of his or her shares of the Fund, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption. A redemption of shares may result in taxable income to the shareholder.

The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, (iv) such other period as the SEC may by order permit for the protection of the shareholders of the Fund, or (v) a situation where the Fund needs to rely on Rule 22e-3 under the 1940 Act in order to facilitate an orderly liquidation of the Fund.

The Fund and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

The Fund reserves the right to redeem the shares of any shareholder if the total value of all the remaining shares in the shareholder’s or his Participating Organization’s account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or, alternatively the Fund may impose a monthly service charge of $10 on such accounts, which does not require prior written notice. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. A shareholder or Participating Organization who receives such notice may avoid mandatory redemption by purchasing sufficient additional shares to increase its account value to the minimum amount during the notice period.

In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder’s account if the Fund and its agents are unable to verify the shareholder’s identity within a reasonable time after the shareholder’s account is opened. If the Fund closes a shareholder’s account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

Automatic Withdrawal Plan

Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the date specified on the Automatic Withdrawal Authorization form. Whenever such day of the month is not a Fund Business Day, the payment date is the Fund Business Day preceding the day of the month specified on the Automatic Withdrawal Authorization form. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder’s investment.

The election to receive automatic withdrawal payments may be made at the time of the original application by completing an Automatic Authorization Withdrawal form. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder. However, the Fund does not expect that there will be any realized capital gains.

Dividends and Distributions

The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund’s fiscal year.

All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder, even though such shareholder has not received a cash distribution to pay the resulting tax, if any. See “Certain Tax Consequences.” If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

Because Class A shares bear the service fee under the Fund’s 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Fund’s 12b-1 Plan, will be determined in the same manner and paid in the same amounts.

Exchange Privilege

Shareholders of the Fund are entitled to exchange some or all of their Class of shares in the Fund for shares of the same Class of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholders of the Fund are entitled to exchange their shares for the shares available in that exchange fund. If a particular exchange fund has more than one available class of shares, neither of which are Class A or Class B shares, the shareholders of the Fund are entitled to exchange their shares for a comparable class of shares available in the exchange fund.

There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. However, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.

The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, an investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange will be a taxable event to an exchanging shareholder. See “Certain Tax Consequences.”

Instructions for exchanges may be made by sending a written request to:

California Daily Tax Free Income Fund, Inc.

c/o Reich & Tang

1411 Broadway, 28th Floor

New York, NY 10018

or, for shareholders who have elected that option, by telephoning the Fund at (212) 830-5345 or toll free at (800) 433-1918. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

Frequent Trading

The Reich & Tang family of funds discourages short-term or excessive trading (“frequent trading”) of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under “Pricing of Fund Shares” and “Exchange Privilege,” the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund’s management or otherwise. The Fund’s procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

Householding of Fund Information

To reduce duplicative mail and Fund expenses, we currently mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you do not want us to consolidate your fund mailings and wish to receive individual copies of these documents, please call us at 800-433-1918 (or contact your financial institution). We will begin sending you individual copies within thirty days after receiving your request.

Certain Tax Consequences

FEDERAL INCOME TAXES

The Fund has elected to qualify and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, dividends paid by the Fund that are reported by the Fund as exempt-interest dividends and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax whether received in cash or reinvested in additional shares, provided the Fund meets certain requirements of the Code, including the requirement that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of Municipal Obligations, subject to certain exceptions, and certain other state and local obligations described in Code Section 103(a), but may be subject to the federal alternative minimum tax. These dividends are referred to as exempt-interest dividends. Income exempt from federal income tax, however, may be subject to state and local income tax.

Dividends paid from net investment income from taxable investments, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to the shareholders’ adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

Interest on certain private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases, shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

The sale, exchange or redemption of shares will generally be a taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than its adjusted tax basis for the shares. Distributions of net capital gains of the Fund may be eligible for the lower federal income tax rates applicable to long-term capital gains for non-corporate shareholders. Capital gains and taxable dividends, if any, generally are included in net investment income subject to the 3.8% Medicare tax applicable to non-corporate shareholders in the higher tax brackets. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

The U.S. Supreme Court has held that there is no constitutional prohibition against the federal government’s taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from federal taxation of the interest earned on the Municipal Obligations.

Investors should review the information regarding taxes in the Statement of Additional Information.

Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

CALIFORNIA INCOME TAXES

The reporting of all or a portion of a dividend paid by the Fund as an exempt-interest dividend under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. Under California law, in order to pay exempt-interest dividends, at the end of each quarter of its tax year, at least 50% of the “value” of the Fund’s assets must consist of obligations the interest on which, when held by an individual, would be exempt from taxation by the State of California. Assuming compliance with this requirement and the California reporting limitation described below, with respect to dividends treated for federal income tax purposes as exempt-interest dividends that are paid by the Fund to a California resident individual shareholder, amounts correctly reported as derived from California Municipal Obligations and/or Territorial Municipal Obligations will not be subject to the California Income Tax. California law, however, limits the amount that may be reported as exempt-interest dividends. With respect to the Fund’s taxable year, if the aggregate amount reported as an exempt-interest dividend is greater than the excess of (i) the amount of interest it received which, if held by an individual, was exempt from taxation by California, over (ii) the amounts that, if the Fund were treated as an individual, would be disallowed as deductions for expenses related to exempt income under California or federal law, the portion of the distribution reported as an exempt-interest dividend that will be allowed shall be only that proportion of the reported amount that the excess bears to the reported amount.

Distributions from net investment income and capital gains, including exempt-interest dividends, will be subject to California corporate franchise tax if received by a corporate shareholder subject to such tax and may be subject to state taxes in states other than California and local taxes imposed by certain cities within California and outside California. Accordingly, investors in the Fund including, in particular, corporate investors which may be subject to the California corporate franchise tax, should consult their tax advisers with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and as to their California tax situation in general.

Exempt-interest dividends which are not derived from California Municipal Obligations and any other dividends of the Fund which do not qualify as exempt-interest dividends under California law will be includible in a California resident’s tax base for purposes of the California income tax.

Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities. Investors should also review the information regarding taxes in the Statement of Additional Information.

Distribution Arrangements

Rule 12b-1 Fees

Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund’s Board of Directors has adopted a Rule 12b-1 distribution and service plan (the “Plan”) and, pursuant to the Plan, the Fund and Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).

Under the Distribution Agreement, the Distributor serves as distributor of the Fund’s shares and for nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor will solicit orders for the purchase of the Fund’s shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Class A shares only, a service fee of 0.20% per annum of the average daily net assets of the Class A shares (the “Shareholder Service Fee”). The fee is accrued daily and paid monthly. Pursuant to this Agreement, the Distributor provides personal shareholder services and maintains shareholder accounts. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. For the fiscal year ended December 31, 2013, following a voluntary fee waiver, the Shareholder Servicing Fee for the Class A shares was fully waived. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund’s prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund, (ii) to compensate Participating Organizations for providing assistance in distributing the Class A shares of the Fund, and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund’s shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund. These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participating Organization to learn more about payments made to them by the Distributor or its affiliates. Additional information regarding these payments can be found in the Fund’s Statement of Additional Information. In addition, to the extent allowable under the Financial Industry Regulatory Authority (“FINRA”) rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

Financial Highlights

These financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

	CALIFORNIA DAILY TAX FREE INCOME FUND, INC.
Class A Shares	Years Ended December 31,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income*	0.000	0.000	0.000	0.000	0.000
Net realized and unrealized gain (loss) on investments*	—	—	0.000	—	0.000

Total from investment operations	0.000	0.000	0.000	0.000	0.000
Less dividends/distributions from:
Net investment income*	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)
Net realized gain on investments*	—	—	—	—	—

Total distributions	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	0.00%	0.01%	0.00%	0.00%	0.00%

RATIO/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$430,660	$157,636	$133,298	$119,051	$137,818
Ratio to average net assets:**
Net investment income	0.00%	0.01%	0.00%	0.00%	0.40%
Expenses (net of fees waived) (a)	0.10%	0.20%	0.24%	0.27%	0.00%
Management and administration fees waived	0.47%	0.42%	0.39%	0.37%	0.30%
Shareholder servicing fees waived	0.20%	0.20%	0.20%	0.20%	0.20%
Transfer agency fees waived	0.05%	0.05%	0.05%	0.04%	0.04%
Expenses paid indirectly	0.00%	0.00%	—	—	—

*	Amounts denoted 0.000 are less than 0.001
**	Ratios denoted 0.00% are less than 0.01%
(a)	Includes expenses paid indirectly, if applicable.

Financial Highlights (continued)

	CALIFORNIA DAILY TAX FREE INCOME FUND, INC.
Class B Shares	Years Ended December 31,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income*	0.000	0.000	0.000	0.000	0.000
Net realized and unrealized gain (loss) on investments*	—	—	0.000	—	0.000

Total from investment operations	0.000	0.000	0.000	0.000	0.000
Less dividends/distributions from:
Net investment income*	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)
Net realized gain on investments*	—	—	—	—	—

Total distributions	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	0.00%	0.01%	0.00%	0.00%	0.01%

RATIO/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$163,949	$8,149	$5,586	$4,935	$2,964
Ratio to average net assets:**
Net investment income	0.01%	0.01%	0.00%	0.00%	0.41%
Expenses (net of fees waived) (a)	0.08%	0.21%	0.24%	0.28%	0.01%
Management and administration fees waived	0.47%	0.42%	0.39%	0.37%	0.30%
Transfer agency fees waived	0.05%	0.05%	0.05%	0.05%	0.05%
Expenses paid indirectly	0.00%	0.00%	—	—	—

*	Amounts denoted 0.000 are less than 0.001
**	Ratios denoted 0.00% are less than 0.01%
(a)	Includes expenses paid indirectly, if applicable.

Protecting Your Privacy at Reich & Tang

This policy applies to Reich & Tang Asset Management, LLC (“RTAM”), its subsidiaries Reich & Tang Distributors, Inc. (“RTD”) and Reich & Tang Services, Inc. (“RTS”), RTS affiliate Reich & Tang Deposit Solutions, LLC (“RTDS”) and RTDS subsidiaries Stable Custody Group LLC, and Stable Custody Group II, LLC (collectively “Reich & Tang”), along with all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.

Who is Covered by Our Privacy Policy

This Privacy Policy applies to all current and former Reich & Tang customers. New customers receive our Privacy Policy when an account is opened and annually thereafter. You will be notified of any major change to the Privacy Policy.

Protecting Customer Information

Keeping your personal information secure is important to us at Reich & Tang. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information. All personal information provided by our customers is used exclusively to administer our business and related services in a manner consistent with all applicable laws and regulations. It is kept confidential and not sold to third parties for use in marketing or solicitation. We maintain your personal information according to strict confidentiality and security standards.

Types of Information We Collect from Our Customers

•	Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number, tax identification number and income).

•	Information about your account, account transactions (e.g., account number, history, use of online products and services) and other transactions with Reich & Tang.

•	Information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

•

If you visit our website, we use software to collect anonymous data to better understand website usage and to improve our website. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to the Disclosure section found on our website at www.reichandtang.com for more information.

Use of Information

When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We limit the collection and use of personal information to what is necessary to administer our business. We may disclose personal information as required by law, and where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request.

In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to third-party service providers to effect or process transactions for you or to assist us in servicing your account. We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for Reich & Tang, such as printing statements, checks, etc.

We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Questions

If you have any questions, please call our Client Services Department at 800-433-1918 between the hours of 8:30a.m. and 5:30p.m. Eastern Time, send a letter to Reich & Tang, Attn: Client Services, 1411 Broadway, 28th Floor, New York, NY 10018-3450, or Email: info@rnt.com.

THIS PAGE IS NOT PART OF THE PRECEDING FUND PROSPECTUS

PN-1

A Statement of Additional Information (SAI) dated April 30, 2014 includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the annual and semi-annual shareholder reports. You may obtain the SAI, the annual and semi-annual reports without charge by calling the Fund toll free at (800) 433-1918. You may also obtain the SAI and the annual and semi-annual reports without charge by visiting the Fund’s website at http://hosted.rightprospectus.com/RNT/CaliforniaDailyTaxFree. To request other information about the Fund, please call your financial intermediary or the Fund.

A current SAI has been filed with the Securities and Exchange Commission. Information about the Fund (including the SAI) is also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Fund reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act No. 811-4922

Reich & Tang Distributors, Inc. 1411 Broadway, 28th Floor New York, NY 10018 (212) 830-5345	CALA-130170103–P 0414 CALB-130170202–P 0414

California Daily Tax Free Income Fund, Inc.

Prospectus

April 30, 2014

ADVANTAGE CALIFORNIA TAX EXEMPT LIQUIDITY FUND

Shares of California Daily Tax Free Income Fund, Inc. (the “Fund”)

Ticker Symbol

[CTEXX]

PROSPECTUS

April 30, 2014

A money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from California income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. This Prospectus relates only to the Advantage California Tax Exempt Liquidity Fund Class (“Advantage Shares”) of the Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Available exclusively to customers of

Oppenheimer & Co. Inc. and its Affiliates

85 Broad Street

New York, NY 10004

Summary of the Fund	3

Investment Objectives, Principal Investment Strategies and Related Risks	8

Management, Organization and Capital Structure	12

Shareholder Information	13

Distribution Arrangements	19

Financial Highlights	22

2

SUMMARY OF THE FUND

INVESTMENT OBJECTIVES

The Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from California income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Advantage Shares
Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.30%
Distribution and Service (12b-1) Fees		0.70%
Other Expenses (includes Administration Fees listed below)		0.27%
Administration Fees	0.21%

Total Annual Fund Operating Expenses		1.27%

Example

This Example is intended to help you compare the cost of investing in the Fund’s Advantage Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Advantage Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Advantage Shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advantage Shares:	$129	$403	$697	$1,534

3

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to achieve its investment objectives by investing primarily in short-term, high quality, debt obligations of:

(i)	California, and its political subdivisions;

(ii)	Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii)	other states.

These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations. Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations and Participating Certificates therein, the Fund, under normal circumstances, will invest at least 80% of its net assets, plus any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and California income tax.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 60 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share. The maturities of variable rate demand instruments held in the Fund will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The Fund intends to concentrate (i.e., invest 25% or more of the Fund’s assets) in California

Municipal Obligations and Industrial Revenue Bonds, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations, purchased from banks, insurance companies, or other financial institutions.

The Fund’s investment manager considers the following factors when buying and selling securities for the portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considers the overall yield of the Fund and how an individual purchase would impact the yield of the Fund, against the backdrop of the Fund’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Fund and how an individual purchase would impact the credit quality of the Fund, against the backdrop of the Fund’s overall investment objective.

PRINCIPAL RISKS

¡	Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

¡	The value of the Fund’s shares and the securities held by the Fund can each decline in value.

¡	The amount of income the Fund generates will vary with changes in prevailing interest rates.

¡	In June 2013, the Securities and Exchange Commission (“SEC”) proposed reforms to money market fund regulations, which, if adopted, may affect the Fund’s operations and/or return potential.

4

¡	An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

¡	The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

¡

Because the Fund intends to concentrate in California Municipal Obligations, including Participation Certificates, investors should also consider the greater risk of the Fund’s concentration versus the safety that comes with a less concentrated investment portfolio.

¡

Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail. Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations, both domestically and internationally, which, in the case of U.S. regulations, in particular, have undergone substantial changes in the past decade, are continually evolving and being implemented, and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as

well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

¡

An investment in the Fund should be made with an understanding of the risks that an investment in California Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Risk factors affecting the State of California are described in “California Risk Factors” in the Statement of Additional Information.

¡

Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to taxation including the federal alternative minimum tax.

5

RISK/RETURN BAR CHART AND TABLE

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Advantage Shares’ performance from year to year. The table shows the average annual total returns of the Fund’s Advantage Class of shares for one year, five year, ten year and since inception periods. While analyzing this information, please note that the Fund’s past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield of the Advantage Shares may be obtained by calling the Fund toll free at (800) 433-1918.

California Daily Tax Free Income Fund, Inc. – Advantage Shares

The year-to-date return for the Advantage Shares as of March 31, 2014 was 0.00%.

The Class’s highest quarterly return was 0.67% for the quarter ending June 30, 2007; the lowest quarterly return was 0.00% for the quarter ending June 30, 2013.

Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.

Average Annual Total Returns – Advantage Shares

For the periods ended December 31, 2013

One Year	0.00%
Five Years	0.01%
Ten Years	0.77%
Since Inception*	0.71%

*The inception date of the Advantage Shares was November 22, 2002.

6

MANAGEMENT

Investment Manager: Reich & Tang Asset Management, LLC (the “Manager”) is the Fund’s investment manager.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Advantage Shares of the Fund on any business day through Oppenheimer & Co., Inc. via written request (85 Broad Street, New York, NY 10004) or telephone (800-433-1918). There is no minimum initial or subsequent investment amount.

TAX INFORMATION

The Fund intends to distribute income that is exempt from regular federal and California income taxes. It is possible that a portion of the Fund’s distributions, including long-term and short-term capital gains, if any, may be subject to California or federal income taxes or to the federal alternative minimum tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The Fund is a tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from California income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

PRINCIPAL INVESTMENT STRATEGIES

Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations and Participation Certificates therein, the Fund, under normal circumstances, will invest at least 80% of its net assets, plus any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and California income tax. This policy is fundamental and may not be changed without shareholder approval. By investing in liquid, short-term, high quality investments that have high quality support from banks, insurance companies and other financial institutions, the Fund’s investment management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations.

With respect to 20% of its net assets, the Fund may purchase taxable securities, including, among other things, Municipal Obligations, whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed-income securities as more fully described in “Description of the Fund and Its Investments and Risks – Taxable Securities” in the Statement of Additional Information.

Included in the same 20% of net assets in taxable securities, the Fund may also purchase Municipal Obligations whose interest income may be subject to the federal alternative minimum tax.

The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund’s interest in a Municipal Obligation that is held by another entity (i.e., banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund’s interest in the underlying Municipal Obligation is proportionate to the Fund’s participation interest. Ownership of the Participation Certificates generally causes the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes.

The Fund may invest more than 25% of its assets in Participation Certificates in Industrial Revenue Bonds and other California Municipal Obligations, provided, however, that such investments may not exceed 25% of the Fund’s total assets to the extent that (i) the interest and principal on such instruments are payable solely

8

from the revenues or assets of a private project or private entity, and (ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof.

To the extent suitable California Municipal Obligations and Territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be reported by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax, but may be subject to California income tax.

The Fund will invest primarily in California Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund’s Manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

The Fund’s investments may also include “when-issued” Municipal Obligations and stand-by commitments.

The Fund’s Manager considers the following factors when buying and selling securities for the portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considers the overall yield of the Fund and how an individual purchase would impact the yield of the Fund, against the backdrop of the Fund’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Fund and how an individual purchase would impact the credit quality of the Fund, against the backdrop of the Fund’s overall investment objective. The Fund may hold uninvested cash reserves pending investment and reserves the right to borrow up to 15% of the Fund’s total assets from banks for temporary purposes.

In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity, liquidity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that, individually, have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, and considered as a whole, will be 60 days or less. The maturities of variable rate demand instruments held in the Fund will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment,

9

although the stated maturities may be in excess of 397 days.

The average life for all securities contained in the Fund, on a dollar-weighted basis, and considered as a whole, will be 120 days or less. The average life calculation differs from the average maturity calculation discussed above because the average maturity calculation allows the Fund to deem a security to have a shorter maturity date because of an interest rate readjustment. The average life calculation does not shorten the maturity date because of an interest rate readjustment, but instead is based on a security’s stated final maturity or, when relevant, the date of the next demand feature when the fund may receive payment of principal and interest (such as a put feature).

The Fund will not acquire any security other than a Weekly Liquid Asset if, immediately after the acquisition, the Fund would have invested less than 30% of its total assets in Weekly Liquid Assets. As defined in Rule 2a-7 under the

Investment Company Act of 1940, as amended (the “1940 Act”), currently, Weekly Liquid Assets include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that: (A) are issued at a discount to the principal amount to be repaid at maturity and (B) have a remaining maturity date of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days (collectively, “Weekly Liquid Assets”). The Fund may maintain a higher percentage of its total assets in Weekly Liquid

Assets if determined to be appropriate by the Fund’s Board of Directors.

The Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or in unrated securities that have been determined by the Fund’s investment manager to be of comparable quality.

For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

RISKS

A significant change in interest rates or a default on the Fund’s investments could cause its share price (and the value of your investment) to change.

In June 2013, the SEC proposed reforms to money market fund regulations, which, if adopted, may affect the Fund’s operations and/or return potential.

The Fund may be exposed to the credit risk of the banks, insurance companies or other financial institutions which provide the credit support on long-term Municipal Obligations in which the Fund invests. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

Because of the Fund’s concentration in investments in California Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of California and its political subdivisions.

10

The primary purpose of investing in a portfolio of California Municipal Obligations is the special tax treatment accorded California resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund’s concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of California issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Because the Fund may concentrate in Participation Certificates that may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see “Description of the Fund and its Investments and Risks – Variable Rate Demand Instruments and Participation Certificates” in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations, both domestically and internationally, which, in the case of U.S. regulations, in particular, have undergone substantial changes in the past decade, are continually evolving and being implemented, and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

PORTFOLIO HOLDINGS

In order to comply with Rule 2a-7 under the 1940 Act, information concerning the Fund’s

11

portfolio holdings, as well as its weighted average maturity and weighed average life, will be posted on the Fund’s website at

http://www.reichandtang.com/ Portfolio-Holdings/, five business days after the end of the month and remain posted for six months thereafter. The Fund may terminate or modify this policy at any time without further notice to shareholders, including making additional disclosure of each of the Fund’s portfolio holdings on the Fund’s website. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Fund’s investment manager is Reich & Tang Asset Management, LLC. The Manager’s principal business office is located at 1411 Broadway,  28th Floor, New York, NY 10018. As of March 31, 2014, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $17 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of nine portfolios of registered investment companies, of which it acts as administrator for five.

Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund’s portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to 0.30% per annum of the Fund’s average daily net assets for managing the Fund’s investment portfolio and performing related services. For the fiscal year ended December 31, 2013, following a voluntary fee waiver, the Fund paid the Manager a management fee equal to 0.04% per annum of the Fund’s average daily net assets. A discussion regarding the basis for the Board of Directors approving the continuance of the Investment Management Contract is available in the Fund’s annual report for the period ended December 31, 2013.

Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager provides all management and administrative services reasonably necessary for the Fund’s operation, other than those services that the Manager provides to the Fund pursuant to the Investment Management Contract. The Manager also provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager pursuant to the Investment Management Contract and the Administrative Services Contract. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund’s average daily net assets. For the fiscal year ended December 31, 2013, following a voluntary fee waiver, the Fund paid the Manager an administrative fee of 0.00% per annum of the Fund’s average daily net assets.

The Manager and Reich & Tang Distributors, Inc. (the “Distributor”), at their discretion, may voluntarily waive all or a portion their fees. Any

12

portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

Investment management fees and operating expenses, which are attributable to more than one

Class of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each applicable Class at the end of the day.

SHAREHOLDER INFORMATION

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions. All transactions in Advantage Shares are effected through the Fund’s transfer agent, who accepts orders for purchases and redemptions from Oppenheimer & Co. Inc.

PRICING OF FUND SHARES

The net asset value of the Fund’s shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays and Good Friday) and (ii) Columbus Day and Veterans’ Day (each, a “Holiday”). However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The Fund’s net asset value is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.

The Fund’s portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the market value of the Fund’s share price to be less than $0.997 or greater than $1.003, the Board of Directors will consider whether any action should be initiated to prevent the share price from going below $0.995 per share or above $1.005 per share. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.

On any Fund Business Day before a Holiday, or on any Fund Business Day where the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close trading early, the Fund may close trading early. On such days, the cut-off times for purchase orders and redemption and exchange requests (as set forth below) may be shortened to accommodate the Fund’s early close. If the Fund closes trading early, the earlier cut-off times for such transactions will be made available that day

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on the Fund’s website at http://www.reichandtang.com, or by calling the Fund toll free at (800) 433-1918.

PURCHASE AND REDEMPTION OF SHARES

Only the Advantage Shares of the Fund are offered through this Prospectus. All shares are held in an omnibus account at the Fund through Oppenheimer & Co. Inc., which will maintain individual investor accounts.

Oppenheimer & Co. Inc. and its affiliates may impose account fees separate from any fees charged by the Fund and may also set deadlines for receipt of orders from investors that are earlier than the deadline of the Fund due to processing or other reasons. Investors should read this prospectus in conjunction with the materials provided by Oppenheimer & Co. Inc.

Oppenheimer & Co. Inc. may transmit an investor’s purchase or redemption order to the Fund’s transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order for Advantage Shares with Oppenheimer & Co. Inc. before 4:00 p.m., Eastern time on that day. The investor will then receive the net asset value of the Fund’s shares determined as of 4:00 p.m., Eastern time on the day he placed his order for Advantage Shares with Oppenheimer & Co. Inc. Oppenheimer & Co. Inc. is responsible for instituting procedures to ensure that purchase orders by its respective clients are processed expeditiously.

There is no minimum initial or subsequent investment for Advantage Shares.

INITIAL INVESTMENTS (PURCHASES)

Contact your Financial Advisor to arrange for an initial investment in the Fund. You may use the Fund either as the money market fund tied to your Oppenheimer & Co. Inc. securities account through Oppenheimer & Co. Inc.’s sweep service or as an additional investment position held in your securities account. Clients who wish to use the Fund as a sweep vehicle for their brokerage accounts must indicate that election in writing.

The “sweep” means that cash is automatically invested in the Fund when the cash becomes available in your Oppenheimer & Co. Inc. securities account from any source such as proceeds from securities sales, receipt of dividends or interest income, or a check deposit from you. Amounts of $10,000 or more are invested on the next business day; amounts less than $10,000 are invested once a week on the first business day of the following week. The sweep automatically withdraws cash from the Fund when appropriate to cover purchases or other activities in your account.

SUBSEQUENT INVESTMENTS (PURCHASES)

Mail or deliver your check, payable to Oppenheimer & Co. Inc., to your Financial Advisor. Please write your securities account number and the Fund name on the check. If you wish to make an investment by sending a wire from your bank, contact your Financial Advisor to obtain wiring instructions.

GENERAL INFORMATION ON PURCHASES

Shares are issued as of the first determination of the Fund’s net asset value per share made after acceptance of the investor’s purchase order. In order to maximize earnings on its portfolio, the

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Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as “Federal Funds”). Fund shares begin accruing income on the day the shares are issued to an investor.

The Fund reserves the right to reject any purchase order for its shares. In addition, the Fund does not accept cash and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier’s checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Advantage Shares will not be issued to investors.

WITHDRAWALS (REDEMPTIONS)

For withdrawals other than those automatically activated by the sweep, please instruct your Financial Advisor as to the withdrawal amount and the delivery of the proceeds.

GENERAL INFORMATION ON REDEMPTIONS

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund upon receipt by the Fund’s transfer agent of the redemption order (and any supporting documentation which the Fund’s transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check), provided the redemption request is received prior to 4:00 p.m., Eastern time. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, (iv) such other period as the SEC may by order permit for the protection of the shareholders of the Fund, or (v) a situation where the Fund needs to rely on Rule 22e-3 under the 1940 Act in order to facilitate an orderly liquidation of the Fund.

The Fund and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such

15

instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder’s account if the Fund and its agents are unable to verify the shareholder’s identity within a reasonable time after the shareholder’s account is opened. If the Fund closes a shareholder’s account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund’s fiscal year.

All dividends and distributions of capital gains are automatically reinvested, at no charge, in additional Advantage Shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder, even though such shareholder has not received a cash distribution to pay the resulting tax, if any. See “Certain Tax Consequences.” If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

FREQUENT TRADING

The Reich & Tang family of funds discourages short-term or excessive trading (“frequent trading”) of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading

16

may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under “General Information on Purchases” the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund’s management or otherwise. The Fund’s procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

HOUSEHOLDING OF FUND INFORMATION

To reduce duplicative mail and Fund expenses, we currently mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you do not want us to consolidate your fund mailings and wish to receive individual copies of these documents, please contact your Financial Advisor. We will begin sending you individual copies within thirty days after receiving your request.

CERTAIN TAX CONSEQUENCES

Federal Income Taxes

The Fund has elected to qualify and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, dividends paid by the Fund that are reported by the Fund as exempt-interest dividends and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax whether received in cash or reinvested in additional shares, provided the Fund meets certain requirements of the Code, including the requirement that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of Municipal Obligations, subject to certain exceptions, and certain other state and local obligations described in Code Section 103(a), but may be subject to the federal alternative minimum tax. These dividends are referred to as exempt-interest dividends. Income exempt from federal income tax, however, may be subject to state and local income tax.

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Dividends paid from net investment income from taxable investments, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to the shareholders’ adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

Interest on certain private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases, shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

The sale, exchange or redemption of shares will generally be a taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than its adjusted tax basis for the shares. Distributions of net capital gains of the Fund may be eligible for the lower federal income tax rates applicable to long-term capital gains for non-corporate shareholders. Capital gains and taxable dividends, if any, generally are included in net investment income subject to the 3.8% Medicare tax applicable to non-corporate shareholders in the higher tax brackets. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

The United States Supreme Court has held that there is no constitutional prohibition against the federal government’s taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from federal taxation of the interest earned on the Municipal Obligations.

Investors should review the information regarding taxes in the Statement of Additional Information.

Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

California Income Taxes

The reporting of all or a portion of a dividend paid by the Fund as an exempt-interest dividend under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. Under California law, in order to pay exempt-interest dividends, at the end of each quarter of its tax year,

18

at least 50% of the “value” of the Fund’s assets must consist of obligations the interest on which, when held by an individual, would be exempt from taxation by the State of California. Assuming compliance with this requirement and the California reporting limitation described below, with respect to dividends treated for federal income tax purposes as exempt-interest dividends that are paid by the Fund to a California resident individual shareholder, amounts correctly reported as derived from California Municipal Obligations and/or Territorial Municipal Obligations will not be subject to the California Income Tax. California law, however, limits the amount that may be reported as exempt-interest dividends. With respect to the Fund’s taxable year, if the aggregate amount reported as an exempt-interest dividend is greater than the excess of (i) the amount of interest it received which, if held by an individual, was exempt from taxation by California, over (ii) the amounts that, if the Fund were treated as an individual, would be disallowed as deductions for expenses related to exempt income under California or federal law, the portion of the distribution reported as an exempt-interest dividend that will be allowed shall be only that proportion of the reported amount that the excess bears to the reported amount.

Distributions from net investment income and capital gains, including exempt-interest dividends, will be subject to California corporate franchise tax if received by a corporate shareholder subject to such tax and may be subject to state taxes in states other than California and to local taxes imposed by certain cities within California and outside California. Accordingly, investors in the Fund including, in particular, corporate investors which may be subject to the California corporate franchise tax, should consult their tax advisers with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and as to their California tax situation in general.

Exempt-interest dividends which are not derived from California Municipal Obligations and any other dividends of the Fund which do not qualify as exempt-interest dividends under California law will be includible in a California resident’s tax base for purposes of the California income tax.

Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities. Investors should review the information regarding taxes in the Statement of Additional Information.

DISTRIBUTION ARRANGEMENTS

RULE 12B-1 FEES

Investors do not pay a sales charge to purchase Advantage Shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for the provision of servicing to Advantage Shares shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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The Fund’s Board of Directors has adopted a Rule 12b-1 distribution and service plan (the “Plan”) and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement with respect to the Advantage Shares of the Fund.

Under the Distribution Agreement, the Distributor serves as distributor of the Fund’s shares. The Distributor receives, with respect to the Advantage Shares, a distribution fee equal to 0.45% per annum of the Advantage Shares’ average daily net assets (the “Distribution Fee”) for providing distribution related services, and for making payments to Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage Shares. As agent for the Fund, the Distributor solicits orders for the purchase of the Fund’s shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Advantage Shares, a servicing fee of 0.25% per annum of the Advantage Shares’ average daily net assets (the “Shareholder Servicing Fee”) for providing personal shareholder services and for the maintenance of shareholder accounts. The fees are accrued daily and paid monthly. Any portion of the fees may be deemed to be used by the Distributor for payments to Oppenheimer & Co. Inc. with respect to its provision of such distribution or shareholder services to its clients or customers who are Advantage shareholders. The Distributor, at its discretion, may voluntarily waive all or a portion of the Distribution Fee or Shareholder Servicing Fee. For the fiscal year ended December 31, 2013, following voluntary fee waivers, both the Distribution Fee and Shareholder Servicing Fee were fully waived.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Oppenheimer & Co. Inc. in carrying out their obligations under the Shareholder Servicing Agreement with respect to Advantage Shares or the Distributor’s agreement with Oppenheimer & Co. Inc., as the case may be, and (ii) preparing, printing and delivering the Fund’s prospectus to existing Advantage shareholders and preparing and printing Fund applications for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the cost of and to compensate Oppenheimer & Co. Inc. for performing shareholder servicing on behalf of the Advantage Shares of the Fund, (ii) to compensate Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage Shares of the Fund, and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Advantage Shares. The Distributor may also make payments from time to time from its own resources, which may include the (a) Shareholder Servicing Fee and past profits, for the purposes

20

enumerated in (i) above and (b) the Distribution Fee and past profits, for the purposes enumerated in (ii) and (iii) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract, Administrative Services Contract, Shareholder Servicing Agreement or Distribution Agreement in effect for that year.

Oppenheimer & Co. Inc. receives distribution and servicing payments from the Distributor with respect to the Advantage Shares in amounts that exceed the payments the Distributor receives from the Fund pursuant to the Plan, Distribution Agreement and Shareholder Servicing Agreement with respect to such shares. The excess of such payments over the total payments the Distributor receives from the Fund represents payments made out of the Manager’s and/or Distributor’s own resources. These payments may be referred to as “revenue sharing” but do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Oppenheimer & Co. Inc. for providing services to the Fund or its shareholders, including, without limitation, shareholder servicing and distribution assistance. The amount of these payments may create an incentive for Oppenheimer & Co., and its affiliates to sell shares of the Fund to you or to recommend one Fund complex over another. Please speak with your financial advisor to learn more about these payments. Additional information regarding these payments can be found in the Fund’s Statement of Additional Information. In addition, to the extent allowable under the Financial Industry Regulatory Authority (“FINRA”) rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for Oppenheimer & Co. and may provide non-cash compensation to Oppenheimer & Co. like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

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FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the financial performance of the Advantage Shares for the past five years. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, whose report, along with Fund’s financial statements, is included in the annual report, which is available upon request.

ADVANTAGE SHARES	California Tax Exempt Liquidity Fund
	Years Ended December 31,
Per Share Operating Performance	2013	2012	2011	2010	2009
(for a share outstanding throughout the year)
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income*	0.000	0.000	0.000	0.000	0.000
Net realized and unrealized gain (loss) on investments*	—	—	0.000	—	0.000

Total from investment operations	0.000	0.000	0.000	0.000	0.000

Less dividends/distributions from:
Net investment income*	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)
Net realized gain on investments*	—	—	—	—	—

Total distributions	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.00%	0.01%	0.01%	0.01%	0.01%

Ratio/Supplemental Data
Net assets, end of year (000’s)	$46,083	$58,220	$53,363	$53,165	$60,203
Ratio to average net assets:**
Net investment income	0.00%	0.01%	0.01%	0.01%	0.42%
Expenses (net of fees waived) (a)	0.12%	0.20%	0.24%	0.26%	0.01%
Management and administration fees waived	0.47%	0.42%	0.39%	0.37%	0.30%
Distribution and shareholder servicing fees waived	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses paid indirectly	0.00%	0.00%	—	—	—

*	Amounts denoted 0.000 are less than 0.001
**	Ratios denoted 0.00% are less than 0.01%
(a)	Includes expenses paid indirectly, if applicable.

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Shares of California Daily Tax Free Income Fund, Inc.

A Statement of Additional Information (SAI) dated April 30, 2014 includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the annual and semi-annual shareholder reports. You may obtain the SAI, the annual and semi-annual reports without charge by calling the Fund at (800) 433-1918. You may also obtain the SAI and the annual and semi-annual reports without charge by visiting the Fund’s website at

http://hosted.rightprospectus.com/RNT/Advantage.

To request other information about the Fund, please call your financial intermediary or the Fund.

A current SAI has been filed with the Securities and Exchange Commission. Information about the Fund (including the SAI) is also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Fund reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act No. 811-4922

Reich & Tang Distributors, Inc. 1411 Broadway, 28th Floor New York, NY 10018 (212) 830-5345

Available exclusively to customers of

Oppenheimer & Co. and its Affiliates

ADVANTAGE CALIFORNIA TAX EXEMPT LIQUIDITY FUND PROSPECTUS
April 30, 2014

ADVCA - 130170301 - P 0414

CALIFORNIA DAILY TAX FREE INCOME FUND, INC.	1411 Broadway, 28th Floor, New York, NY 10018 (212) 830-5345 (800) 433-1918 (Toll Free)

STATEMENT OF ADDITIONAL INFORMATION
APRIL 30, 2014 RELATING TO THE PROSPECTUSES
FOR THE CLASS A SHARES (CFDXX), CLASS B SHARES (CDTXX) AND ADVANTAGE

CALIFORNIA TAX EXEMPT LIQUIDITY FUND CLASS OF SHARES (CTEXX) DATED APRIL 30, 2014

This Statement of Additional Information (SAI) is not a Prospectus.  The SAI expands upon and supplements the information contained in the current Prospectuses of the California Daily Tax Free Income Fund, Inc. (the “Fund”), and should be read in conjunction with each Prospectus.

A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll free at (800) 433-1918.  The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund’s Annual Report.  The Annual Report is available, without charge, upon request by calling the toll free number provided.  The material relating to the purchase, redemption and pricing of shares has been incorporated by reference into the SAI from the Fund’s Prospectuses.

If you wish to invest in the Advantage California Tax Exempt Liquidity Fund Shares (the “Advantage Shares”), you should obtain a separate Prospectus by writing to Oppenheimer & Co. Inc., 85 Broad Street, New York, NY 10004, or calling the Fund toll free at (800) 433-1918.

This SAI is incorporated by reference into the Fund’s Prospectuses in its entirety.

Fund History	3
Description of the Fund and Its Investments and Risks	3
Management of the Fund	21
Control Persons and Principal Holders of Securities	30
Investment Advisory and Other Services	30
Brokerage Allocation and Other Practices	35
Capital Stock and Other Securities	35
Purchase, Redemption and Pricing of Shares	36
Taxation of the Fund	37
Underwriters	39
Financial Statements	39
Description of Ratings	40
Taxable Equivalent Yield Tables	41

I.  FUND HISTORY

The Fund was incorporated on December 5, 1986, in the State of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, management investment company that is a tax-exempt money market fund. The Fund’s investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from California income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that these objectives will be achieved.

The following discussion expands upon the description of the Fund’s investment strategies and policies in each of the Prospectuses.

The Fund’s assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the State of California, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from federal income taxation and in (ii) Participation Certificates (which generally cause the Fund to be treated as the owner of an interest in the underlying municipal obligations for federal income tax purposes) in municipal obligations purchased from banks, insurance companies or other financial institutions.  These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Statement of Additional Information as Municipal Obligations.  Dividends paid by the Fund are exempt-interest dividends by virtue of being properly reported by the Fund as derived from Municipal Obligations.  They will be exempt from federal income tax provided the Fund qualifies as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and provided that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of Municipal Obligations and certain other state and local obligations described in Code Section 103(a). Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to federal income taxation, existing law excludes such interest from federal income tax. However, such interest may be subject to the federal alternative minimum tax.

Taxable securities, the interest income on which is subject to federal, state and local income tax, will not exceed 20% of the value of the Fund’s net assets. (See “Taxation of the Fund” herein.) Exempt-interest dividends paid by the Fund that are correctly identified by the Fund as derived from obligations issued by or on behalf of the State of California or any California local governments, or their instrumentalities, authorities or districts (“California Municipal Obligations”) and from obligations of Puerto Rico, Guam and the United States Virgin Islands, as well as any other types of obligations that California is prohibited from taxing under the Constitution, the laws of the United States of America or the California Constitution (“Territorial Municipal Obligations”), will be exempt from California income tax provided the Fund complies with applicable California requirements. (See “California Income Taxes” herein.) To the extent that suitable California Municipal Obligations and Territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities.  The dividends on these will be reported by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax but will be subject to the California income tax. Except as a temporary defensive measure during periods of adverse market conditions as determined by Reich & Tang Asset Management, LLC (the “Manager”), the Fund will invest primarily in California Municipal Obligations. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 60 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at $1.00 per share. There can be no assurance that this value will be maintained.

The Fund may hold uninvested cash reserves pending investment. The Fund’s investments may include “when-issued” Municipal Obligations, stand-by commitments and taxable repurchase agreements.  Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its net assets in securities including, among other things, Municipal Obligations, the interest income on which is subject to federal, state and local income tax. The Fund may invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other California Municipal

Obligations, provided, however, that such investments may not exceed 25% of the Fund’s total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and (ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof. In view of this possible “concentration” in bank Participation Certificates in California Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See “Variable Rate Demand Instruments and Participation Certificates” herein.) Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits.  The activities of U.S. banks and most foreign banks are subject to comprehensive regulations, both domestically and internationally, which, in the case of U.S. regulations, in particular, have undergone substantial changes in the past decade, are continually evolving and being implemented, and are currently subject to legislative and regulatory scrutiny.  The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks.   Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion.   Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate.  Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund. As used herein, the term “majority of the outstanding shares” of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase United States dollar-denominated securities that have been determined by the Manager to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and are rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations (“NRSROs”) or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the “Requisite NRSROs”) or (ii) unrated securities determined by the Manager to be of comparable quality.  In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 397 days) and that are deemed unrated securities may be purchased if they have received a long-term rating from the Requisite NRSROs in one of the three highest rating categories.  Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories.  A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities.  While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).  The two highest ratings are “AAA” and “AA” by S&P or “Aaa” and “Aa1” by Moody’s in the case of long term bonds; “SP-1” and “SP-2” by S&P or “MIG-1” and “MIG-2” by Moody’s in the case of notes; and “A-1+” and “A-1” by S&P or “Prime-1” and “Prime-2” by Moody’s in the case of commercial paper.  The highest rating in the case of variable and floating demand notes is “VMIG-1” by Moody’s or “A1+” by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.  It is the Fund’s policy to only invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating by the Requisite NRSROs, or are unrated securities that have been determined by the Manager to be of comparable quality.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders.  However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager’s actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940, as amended, (the “1940 Act”), or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund’s Board of Directors that disposal of the security would not be in the best interests of the Fund.  Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise.  In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund’s total assets, the Fund shall promptly notify the Securities and Exchange Commission (the “SEC”) of such fact and of the actions that the Fund intends to take in response to the situation.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 60 days or less. The maturities of variable rate demand instruments held in the Fund’s portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The average life for all securities contained in the Fund, on a dollar-weighted basis, and considered as a whole, will be 120 days or less.  The average life calculation differs from the average maturity calculation discussed above because the average maturity calculation allows the Fund to deem a security to have a shorter maturity date because of an interest rate readjustment.  The average life calculation does not shorten the maturity date because of an interest rate readjustment, but instead is based on a security’s stated final maturity or, when relevant, the date of the next demand feature when the fund may receive payment of principal and interest (such as a put feature).

The Fund will not acquire any security other than a Weekly Liquid Asset if, immediately after the acquisition, the Fund would have invested less than 30% of its total assets in Weekly Liquid Assets.  As defined in Rule 2a-7 under the 1940 Act, currently, Weekly Liquid Assets include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that: (A) are issued at a discount to the principal amount to be repaid at maturity and (B) have a remaining maturity date of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days (collectively, “Weekly Liquid Assets”).  The Fund may maintain a higher percentage of its total assets in Weekly Liquid Assets if determined to be appropriate by the Fund’s Board of Directors.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer.

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. For the Fund to qualify, at the close of each quarter of the taxable year, at least 50% of the value of its total assets must consist of cash, government securities, regulated investment company securities and other securities which are limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund’s total assets may be invested in securities of one issuer (or two or more issuers that the Fund controls) other than Government securities or regulated investment company securities, or in securities of qualified publicly traded partnerships. The limitations described in this paragraph regarding qualification as a regulated investment company are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. (See “Taxation of the Fund” herein.)

Recent Regulatory Developments

On July 21, 2010, the President signed the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) into law.  The new law significantly impacts the financial services industry including the regulation and operation of depository institutions and their holding companies as, among other things, the Dodd-Frank Act: 1) creates the Bureau of Consumer Financial Protection, a new independent consumer watchdog agency with broad rulemaking authority to implement federal consumer financial protection laws for banks and nonbank financial firms, broad authority to enforce such laws against large banks and various nonbank financial services providers, and authority to define and enforce regulations prohibiting “unfair, deceptive or abusive” acts or practices, 2) grants to the U.S. Department of the Treasury, Federal Deposit Insurance Corporation and the Federal Reserve Board (“FRB”) additional authority to seize, close and wind down “too big to fail” financial (including non-bank) institutions in an orderly fashion, 3) establishes a new Financial Stability Oversight Council, charged with identifying and responding to emerging risks throughout the financial system, composed primarily of federal financial services regulators and chaired by the Secretary of the Treasury, 4) restructures the federal regulatory jurisdiction over depository institutions and their holding companies, and abolishes the Office of Thrift Supervision, 5) adopts new federal oversight of the insurance industry, 6) adopts new standards and rules for the mortgage industry, 7) adopts new bank, thrift and holding company regulation, 8) adopts new federal regulation of the derivatives market, 9) adopts the so-called Volcker Rule, substantially restricting proprietary trading and investments in private equity and hedge funds by depository institutions and their holding companies, 10)  imposes requirements for “resolution plans” by large, complex financial companies, 11) establishes new regulation of the securitization market through “skin in the game” and enhanced disclosure requirements, 12) establishes new regulation of debit card interchange fees, 13) establishes new and enhanced compensation and corporate governance oversight for the financial services industry, 14) provides enhanced oversight of municipal securities, 15) provides a specific framework for payment, clearing and settlement regulation, 16) adopts new federal hedge fund regulation, 17) adopts new fiduciary duties and regulation of broker dealers, investment companies and investment advisors, 18) tasks the federal banking agencies with adopting new and enhanced capital standards for all depository institutions, 19) significantly narrows the scope of federal preemption for national banks and federal thrifts, and 20) places a moratorium on ownership of industrial loan banks by non-financial companies.

Investments in bank paper may not yield expected returns as the full impact of the Dodd-Frank Act on the banking industry is currently unknown given that much of the details and substance of the new laws will be determined through agency rulemaking.  The Dodd-Frank Act is comprehensive financial reform legislation enacted on July 21, 2010 that significantly impacts the regulation of depository institutions and their holding companies.  While it is clear that the Dodd-Frank Act will have a significant impact on depository institutions, uncertainty exists at this time with respect to the full impact and compliance burden of the Dodd-Frank Act on the operations and profitability of depository institutions and their holding companies. The Dodd-Frank Act delegates to various federal agencies the task of implementing its many provisions through regulation, and many of these rules have been implemented; however, federal rules and policies governing U.S. banking institutions will be further developing for years to come.  Based on the provisions of the Dodd-Frank Act and current and anticipated implementing regulations, depository institutions and their holding companies are subject to increased regulation and it is highly likely that they will be subject to additional significantly increased regulation and compliance obligations.  Accordingly, investments in bank paper may not yield expected returns as implementation of the Dodd-Frank Act through agency rulemaking and other guidance may significantly curtail the operations and profitability of depository institutions and their holding companies.

Description Of Municipal Obligations

As used herein, “Municipal Obligations” include the following as well as “Variable Rate Demand Instruments” and “Participation Certificates.”

(1)           Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as “municipalities”).  They generally have a maturity at the time of issuance of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

The two principal classifications of Municipal Bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer’s general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

In addition, certain kinds of “private activity bonds” are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as “industrial revenue bonds” or “IRBs”). Interest on IRBs is generally exempt, with certain exceptions, from federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See “Federal Income Taxes” herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 5% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

(2)           Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund’s investments may be concentrated in Municipal Notes of California issuers.

(3)            Municipal Commercial Paper that is an Eligible Security at the time of acquisition.  Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing.  They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

(4)            Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses.  These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution.  These types of Municipal Leases may be considered illiquid and subject to the 5% limitation of investments in illiquid securities set forth under “Investment Restrictions” contained herein.  The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases.  In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 5% limitation on investments in illiquid securities.  The Fund has no intention to invest in Municipal Leases in the foreseeable future and will amend this Statement of Additional Information in the event that such an intention should develop in the future.

(5)            Any other federal tax-exempt obligations, and to the extent possible, California Income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with the Fund’s investment objectives, policies and risks described herein and permissible under Rule 2a-7 under the 1940 Act.

Variable Rate Demand Instruments and Participation Certificates

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations.  They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days’ notice either from the issuer or by drawing on a bank letter of credit, guarantee, insurance or other credit facility issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than 30 calendar days’ notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days.  The adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments or a negotiated market rate. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Manager. The Manager may determine that an unrated variable rate demand instrument meets the Fund’s high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments in which the Fund may invest include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund’s eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution.  Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days’ notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund’s participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund.  The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index.  With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance.  However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund.  The Manager has been instructed by the Fund’s Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe.  Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

In view of the possible “concentration” of the Fund in Participation Certificates in California Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of its net assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities.  This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or values of securities increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the Fund may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the Participation Certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the Fund. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks’ “prime rates,” or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund’s yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument’s next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund’s dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund’s commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund’s portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund’s custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

Stand-by Commitments

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions.  Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund’s option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a “put” option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund’s right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund’s portfolio will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager’s opinion, present minimal credit risks.  If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Manager. The Fund’s reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund’s portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks.  These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from federal income taxation (see “Federal Income Taxes” herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

Taxable Securities

Although the Fund will attempt to invest 100% of its total assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below.  The interest income from such securities is subject to federal and California income tax. The Fund may purchase and hold such taxable securities under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities, (ii) pending settlement of purchases of portfolio securities, and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions and (iv) any other situation in which the Manager determines it is in the best interest of the shareholders to do so.  In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities, (ii) commercial paper meeting the definition of Eligible Securities at the time of acquisition, (iii) certificates of deposit or time deposits of domestic banks with assets of $1 billion or more, and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own.

Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers, member banks of the Federal Reserve System and other entities the Manager has determined are creditworthy. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon.  Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund’s Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund’s Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 5% of the Fund’s total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

California Risk Factors

The Fund invests primarily in California municipal securities.  The value of its portfolio investments with respect to these securities will be highly sensitive to events affecting the fiscal stability of the State of California (referred to in this section as “California” or the “State”) and its municipalities, authorities and other instrumentalities that issue such securities.  The following information is only a brief summary of the complex factors affecting the financial situation in California and is based on information available as of the date of this SAI primarily from official statements and legislative analyses relating to the State’s budget, and from official statements for securities offerings of the State.

General Economic Conditions

Economic Outlook.  The economy of the State is the largest among the 50 states and one of the largest and most diverse in the world.  The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and financial services.  Certain of the State’s significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

The State’s economy is in the midst of a gradual recovery from the most severe economic downturn and financial pressure since the 1930s.  Continued growth in the high-technology sector, international trade and tourism along with improvements in residential construction and real estate markets have been positive indicators of California’s broadening economic recovery.  While economic stress on local governments impedes greater economic growth and revenue generation, analysts generally expect the State’s economy to continue to expand at a moderate pace in the near future.  The Legislative Analyst’s Office (“LAO”), a non-partisan fiscal and policy adviser, has projected that the State’s economic recovery should continue its steady progress and possibly accelerate in 2014; however, continued uncertainty about the effects of federal policy and weak global growth create fiscal risks and pressures to a more robust recovery.  There can be no assurance that the positive economic and fiscal trends will continue or that the economy will not become more difficult.

As of February 2014, California’s unemployment was 8.0%, compared to 12.4% at the recession’s peak in October 2010 and the pre-recession low of 4.8% in November 2006.  Job growth in the State increased by 2.2% during the twelve-month period ending February 2014.  Due to slow but consistent job growth since December 2010, California has recovered substantially all (92.5%) the employment losses that occurred during the recession.

Geography.  California’s geographic location subjects it to earthquake and wildfire risks.  It is impossible to predict the time, magnitude or location of a major earthquake or wildfire or its effect on the California economy.  In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area.  In October 2007, a series of wildfires burned across Southern California, forcing approximately 1 million evacuations and causing significant damage in seven counties.  The possibility exists that other such earthquakes or wildfires could create major dislocation of the California economy and could significantly affect State and local governmental budgets.

State Budgets

Budget Process.  California has a fiscal year ending on June 30 of each year.  Under the State constitution, the Governor must submit a proposed budget to the Legislature by January 10 of the preceding fiscal year and the Legislature must adopt a final budget by June 15 of the preceding fiscal year.  Both the proposed budget and final budget are required to be balanced, in that General Fund expenditures must not exceed projected General Fund revenues and transfers for the fiscal year.

California receives revenues from taxes, fees and other sources, the most significant of which are personal income tax, sales and use tax and corporate tax (which collectively constitute more than 90% of General Fund revenues and transfers).  During the economic downturn, historic revenue shortfalls resulted in multi-billion dollar budget deficits for consecutive fiscal years and severe cash shortages in California.  During the 2011-12 and 2012-13 fiscal years, the State budget addressed approximately $20 billion in annual deficits through a combination of significant spending cuts, temporary tax increases, borrowing, and other budgetary measures.  While the State has continued to face fiscal pressure from deferred budgetary obligations accumulated over the prior decade, primarily to schools and local governments (the so-called “Wall of Debt”), and unfunded liabilities associated with the state employee retirement systems and state retiree health benefits, the State projects that the budget will be balanced in an ongoing manner for the foreseeable future.  However, unanticipated or rising costs, revenue shortfalls or the State’s inability to enact or effectively realize budget solutions may adversely affect California’s fiscal outlook and cause the State to continue facing acute long-term challenges and budget deficits.

Current Budget.  The California State Budget for the 2013-14 fiscal year (the “2013 Budget Act”) was passed by the State Legislature and signed by the Governor on June 27, 2013.  The 2013 Budget Act projected General Fund revenues and transfers in fiscal year 2013-14 of $97.1 billion and authorized General Fund expenditures of $96.3 billion for the fiscal year ended June 30, 2014.  The 2013 Budget Act established a multi-year plan to increase funding for education by $20 billion relative to the 2011-12 budget based on new models and formulas for funding all levels of education services, and set a fiscal goal for the State to pay substantially all of its deferred budgetary obligations, by the end of the 2016-17 fiscal year, which will require further legislative action to implement.  Assuming all of the budgetary goals and projections of the 2013 Budget Act were achieved, the State projected a $1.7 billion available reserve at the end of the 2013-14 fiscal year.

In its annual report on California’s fiscal outlook, released on November 20, 2013 (the “Fiscal Report”), the LAO provided an independent assessment of California’s economic outlook and the State’s projected General Fund revenues and expenditures.  The Fiscal Report indicated that California’s budgetary condition is stronger than at any point in the past decade because the State has eliminated its structural deficit—in which ongoing spending commitments were greater than projected revenues.  Assuming continued economic growth and restraint in new budgetary commitments, the LAO projected that California may have a surplus of $5.6 billion by the end of fiscal year 2014-15, which could grow to more than $9.6 billion in fiscal year 2017-18 and remain stable at just under $10 billion per year in fiscal years 2018-19 and 2019-20.  The Fiscal Report emphasized that these surplus projections were based on a number of assumptions that, if changed, could result in much smaller future surpluses or possibly a return to budget deficits.

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The Governor’s Budget for the 2014-15 fiscal year (the “2014 Governor’s Budget”), released on January 10, 2014, provided an update to the State’s economic outlook at the end of the 2013-14 fiscal year relative to the 2013 Budget Act.  The 2014 Governor’s Budget projected General Fund revenues and transfers of $100.1 billion (an increase of $3.0 billion) and General Fund expenditures of $98.5 billion (an increase of $2.2 billion) for the 2013-14 fiscal year.  Assuming all of the budgetary actions proposed by the Governor are successfully implemented, the 2014 Governor’s Budget projected a reduction in the State’s Wall of Debt by $9.8 billion and a budget reserve of $3.0 billion as of June 30, 2014.  The 2014 Governor’s Budget reiterated the fiscal goals contained in the 2013 Budget Act for the State to increase funding for education and eliminate the Wall of Debt, but extended the timeframe to the end of the 2017-18 fiscal year.

Future Budgets.  The 2014 Governor’s Budget projected General Fund revenues and transfers in fiscal year 2013-14 of $104.5 billion and proposed General Fund expenditures of $106.8 billion for the fiscal year ended June 30, 2015, assuming adoption of all proposed budget measures, including a $6.3 billion increase in funding for education and further reduction of the State’s Wall of Debt by $11 billion.  Certain proposals in the 2014 Governor’s Budget to amend California’s rainy day fund and to address the longstanding lag in State contributions to public employees’ pensions and retirement health benefits are subject to legislative action or voter approval to implement.  Assuming enactment of the proposed budget’s corrective actions, the 2014 Governor’s Budget projected a $2.3 billion available reserve at the end of the 2014-15 fiscal year.

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In its January 13, 2014 “Overview of the Governor’s Budget” (the “LAO Overview”), the LAO projected much larger budget surpluses for the State beyond fiscal year 2013-14, but acknowledged that it did not forecast the Governor’s proposed reductions in the Wall of Debt.  The LAO commended the Governor’s continued commitment to fiscal reform and discipline, stating that “the Governor’s proposal would place California on an even stronger fiscal footing, continuing California’s budgetary progress.”  The LAO Overview emphasized that California’s long-term budgetary plans must include sizeable reserves to allay future revenue volatility and address the significant unfunded liabilities associated with the public employee retirement systems and state retiree health benefits.

It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures.  The State budget will be affected by national and State economic conditions and other factors.

Constraints on the Budget Process.  Constitutional amendments approved by voters affect the budget process.  These include Proposition 58, approved in 2004, which requires the State to enact a balanced budget, establish a special rainy day fund in the General Fund and restrict future borrowing to cover budget deficits; and Proposition 25, approved by voters in 2010, which decreased the vote required for the Legislature to adopt a final budget from a two-thirds majority vote to a simple majority vote.  Proposition 25 retained the two-thirds vote requirement for taxes.  As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State may, in some cases, have to take immediate actions during the fiscal year to correct budgetary shortfalls.  The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency and call the Legislature into special session to consider proposed legislation to address the emergency.  If the Legislature fails to pass and send to the Governor legislation to address the budgetary or fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.  During the economic downturn from fiscal year 2008-09 to fiscal year 2010-11, the Governor declared fiscal emergencies on January 10, 2008, December 1, 2008, July 1, 2009, January 8, 2010, July 28, 2010, November 11, 2010 and January 20, 2011, and called five special sessions of the Legislature to resolve the budget imbalances, enact economic stimulus and address the State’s liquidity problems.

Proposition 58 (adopted as section 20 of article XVI of the State’s Constitution) also requires a specified portion of estimated annual General Fund revenues to be transferred by the Controller into a rainy day fund (the Budget Stabilization Account) no later than September 30 of each fiscal year.  These transfers will be made until the balance in the Budget Stabilization Account reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater, and then whenever the balance falls below the $8 billion or 5% target.  The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.  The Governor issued such an executive order for each fiscal year from 2008-09 through 2013-14.  The 2014 Governor’s Budget proposed to transfer $3.2 billion to the Budget Stabilization Account in the 2014-15 fiscal year, half of which would be used to repay outstanding economic recovery bonds.

Proposition 58 prohibits certain future borrowing to cover budget deficits.  This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing.  The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

An amendment to Proposition 58 to increase the maximum size of the Budget Stabilization Account and limit withdrawals in any single year was approved by the Legislature in 2010, subject to voter approval in the November 2014 general election.  The 2014 Governor’s Budget proposed an alternate amendment to Proposition 58 which, if approved by the Legislature and voters, would base the amount to be transferred to the fund on projected capital gains revenue, permit payment of long-term liabilities in lieu of an annual transfer and dedicate a portion of the Budget Stabilization Account to fund Proposition 98 payments.

State Indebtedness

General Obligation Bonds and Revenue Bonds.  As of March 1, 2014, the State had approximately $80.2 billion aggregate principal of outstanding long-term general obligation bonds.  The current estimate of the interest to be paid on the principal amount outstanding is approximately $63.4 billion.  As of March 1, 2014, general obligation bond authorizations of approximately $27.4 billion remained unissued.

Ratings.  As of March 27, 2014, the State’s general obligation bonds were rated A1 by Moody’s, A by Standard & Poor’s (“S&P”), and A by Fitch Ratings.  On August 19, 2013, Fitch Ratings upgraded California’s general obligation bond rating from A- to A based on “the institutional improvements made by the state in recent years, its disciplined approach to achieving and maintaining structural balance in recent budgets, and the consequent fiscal progress made to date by the state as it recovers from the severe budgetary and cash flow crisis of 2008-2009.”  However, Fitch Ratings cautioned that California’s credit standing is likely to remain lower than most other states for the foreseeable future given its ongoing budgetary and fiscal challenges.  On January 31, 2013, S&P also upgraded California’s ratings from A- to A based on its “improved fiscal condition and cash position, and the state’s projections of a structurally balanced budget through at least the next several years.”  The S&P indicated that further upward rating movement was possible based on an improved economic outlook and revenue, but cautioned that the State’s rating could face downward pressure if structural deficits and cash-flow problems return.  The ratings agencies continue to monitor the State’s budget outlook closely to determine whether to alter the ratings.  It is not possible to determine whether, or the extent to which, Moody’s, S&P or Fitch Ratings will change such ratings in the future.

Infrastructure Planning.  On January 13, 2014, the Governor released “California’s Five-Year Infrastructure Plan” (the “Infrastructure Plan”), the first statewide infrastructure plan provided by the administration since 2008.  The plan proposed $56.7 billion in infrastructure spending through fiscal year 2018-19, including $27.4 billion for the preservation and improvement of the State’s existing highway and railway systems and $25.6 billion for the construction of the State’s high-speed railway system.  Of this amount, $32.3 billion is expected to be paid from federal funding, $12.1 billion from the State’s special revenue funds, $6.1 billion from bond issuances, $308.5 million from General Fund revenues, and $5.9 billion from other sources.  The 2014 Governor’s Budget incorporated the Infrastructure Plan’s proposed expenditures for the 2014-15 fiscal year, including $815 million in State revenues to fund critical deferred maintenance projects on state roads and highways, courts, state parks, prisons, schools, hospitals and other state facilities.  In addition, the 2014 Governor’s Budget proposed allocating $850 million in cap-and-trade auction revenue in the 2014-15 fiscal year to energy efficiency and clean water projects, low-emission vehicle rebates and California’s high-speed railway project.

In “A Review of the 2014 California Five-Year Infrastructure Plan” (the “LAO Review”), released on February 10, 2014, the LAO provided an independent assessment of the Infrastructure Plan and infrastructure funding proposals.  While the LAO commended the inclusion of deferred maintenance funding in the long-term plans of the State, it noted that the Infrastructure Plan only addressed about 1% of the needs identified without a strategy for addressing the remaining maintenance backlog or establishing a method for prioritizing the distribution of funds.  The LAO Review also indicated that incomplete information on existing obligations and funding, emerging infrastructure issues and individual department needs created substantial uncertainty regarding the State’s ability to determine and financial capacity to fund all long-term projects.

In October 2013, the administration released a Water Action Plan to address water challenges facing California through the 2018-19 fiscal year, including limited and uncertain water supplies, poor-quality surface water and groundwater, impaired ecosystems and high flood risk.  The 2014 Governor’s Budget proposed expenditures of $618 million (primarily funded through bonds) to implement certain aspects of the plan.

Under certain circumstances, the State also provides infrastructure funding assistance to local governments and the private sector such as for schools and local transportation programs, water projects, housing developments, and hospitals.  The 2014 Governor’s Budget proposed authorizing $500 million in lease-revenue bonds to assist local governments in constructing or renovating county jails.

Deferred Obligations.  As part of the budget solutions in prior fiscal years, the State repeatedly deferred payment of certain General Fund obligations (including Proposition 98 payments to schools, Medi-Cal reimbursements, state payrolls and payments to the state pension fund) and approved the sale of economic recovery bonds, interfund borrowing and loans from state and local governments.  As a result of these short-term budget-balancing actions, the General Fund is obligated to repay or make reimbursements in future years.  The State’s enacted budgets for fiscal years 2012-13 and 2013-14 reduced these repayment obligations from $34.2 billion to $24.9 billion and the 2014 Governor’s Budget has projected that all outstanding budgetary deferrals and borrowing will be repaid by the end of the 2017-18 fiscal year.

State Pension Funds.  The two main State pension funds, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), have sustained significant investment losses in recent years and currently have substantial unfunded liabilities.  On September 27, 2013, CalPERS estimated that its unfunded accrued liability allocable to State employees of $28.2 billion on an actuarial value of assets basis and $45.5 billion on a market value of assets basis, based on data through June 30, 2012.  CalSTRS reported the unfunded actuarial liability of its Defined Benefit Plan at June 30, 2012 at $71.0 billion on an actuarial basis and $80.4 billion on a market value basis.  The State also has an unfunded liability relating to other State retirees’ post-employment health care benefits which is estimated to be $63.8 billion as of June 30, 2012.

General Fund contributions to CalPERS and CalSTRS for fiscal year 2013-14 are estimated to be approximately $2.3 billion and $1.4 billion, respectively (representing about 3.8% of all General Fund expenditures in the 2013-14 fiscal year).  There can be no assurances that the State’s annual required contributions to CalPERS and CalSTRS will not significantly increase in the future.

On September 12, 2012, the State adopted the Public Employees’ Pension Reform Act of 2013 which reduces pension benefits for newly-hired CalPERS employees, encourages later retirement and caps compensation in calculating pension benefits for higher-income employees.  In a preliminary actuarial analysis, CalPERS estimated that the reform legislation will reduce costs to the State by $10.3 billion to $12.6 billion over the next 30 years.

Medi-Cal and Health Care Reform.  The 2013 Budget Act projected General Fund expenditures in fiscal year 2013-14 of $16.1 billion for California’s Medi-Cal program (after the application of federal matching funds) and includes $195.6 million to begin payment of costs relating to the implementation of the federal Affordable Care Act.  The net impact of the health care reform on the State’s budget will depend on a number of factors, including levels of individual and employer participation and any changes in the federal matching rate and insurance premiums.  The 2014 Governor’s Budget projected expenditures of $124 million in the 2013-14 fiscal year and $250.8 million in the 2014-15 fiscal year relating to the costs of expanded eligibility under health care reform.  Actual costs could differ materially as the Affordable Care Act is implemented and as the California Legislature realigns responsibility for certain health care and long-term care programs between the State and local governments.

Local Government. The primary units of local government in California are the counties, which vary significantly in size and population.  There are also hundreds of incorporated cities and thousands of other special districts formed for education, utility and other services.  Counties are responsible for provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas.  The 2011 Budget Act instituted a major realignment of responsibility for public safety programs from the State to local governments, including certain criminal justice programs, mental health services, substance abuse treatment, child and elderly welfare programs and the California Work Opportunity and Responsibility to Kids (CalWORKs).  With the implementation of the federal Affordable Care Act, counties are expected to experience significant savings in their indigent healthcare programs as participants enroll in the State’s expanded Medi-Cal program.  In recognition of this shift in responsibility for indigent healthcare, the 2013 Budget Act established a mechanism to redirect a portion of each county’s cost savings to benefit the State.

Local governments are limited in their ability to raise revenues due to constitutional constraints on their ability to impose or increase various taxes, fees, and assessments without voter approval.  Counties, in particular, have had fewer options to raise revenues than many other local government entities.

Local governments in California have experienced notable financial difficulties from time to time, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.  It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Proposition 1A, enacted by the Legislature and approved by the voters in November 2004, has reduced the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales and vehicle licensing revenues.  Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates.  The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

Proposition 22, enacted by the Legislature and approved by the voters in November 2010, prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources.  Allocation of local transportation funds cannot be changed without an extensive process.

Constitutional and Legislative Factors.  Initiative constitutional amendments affecting State and local taxes and appropriations have been proposed and adopted pursuant to the State’s initiative process from time to time.  If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives.  Propositions that may be adopted in the future may also place increasing pressure on the State’s budget over future years, potentially reducing resources available for other State programs, especially to the extent any mandated spending limits would restrain the State’s ability to fund such other programs by raising taxes.  Because of the complexities of constitutional amendments and related legislation concerning appropriations and spending limits, the ambiguities and possible inconsistencies in their terms, the applicability of any exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact on the bonds in the portfolio of the Fund.

Effect of other State Laws on Bond Obligations.  Some of the California municipal securities in which the Fund can invest may be obligations payable solely from the revenues of a specific institution or secured by specific properties.  These are subject to provisions of California law that could adversely affect the holders of such obligations.  For example, the revenues of California healthcare institutions may be adversely affected by State laws reducing Medi-Cal reimbursement rates, and California law limits the remedies available to a creditor secured by a mortgage or deed of trust on real property.  Debt obligations payable solely from revenues of healthcare institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the Legislature for such purpose.

Litigation.  The State is a party to numerous legal proceedings, many of which normally occur in governmental operations.  In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources.  Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

On March 25, 2011, the trial court in Orinda Convalescent Hospital Inc., et al. v. Department of Health Services et al. ruled that the quality assurance fee (“QAF”) charged to skilled nursing facilities since 2004 was properly characterized as a “tax” rather than a “fee.”  The trial court then denied the plaintiffs’ claim for refund of QAF amounts, finding that the QAF was constitutionally valid.  Plaintiffs have appealed the denial of refund.  QAF amounts collected from all providers to date total nearly $2 billion, and California has received additional federal financial participation based on its imposition and collection of the QAF.  An adverse ruling could also negatively affect the State’s receipt of federal funds.

On October 7, 2010, the San Francisco County Superior Court in Gillette Company v. Franchise Tax Board, a consolidation of six actions by several multi-state corporations, ruled that the Legislature’s modification of the Revenue and Taxation Code, implementing a double-weighted sales factor in California’s apportionment of income formula for the taxation of multi-state business entities, was valid and constitutional.  The California Court of Appeal, First Appellate District, reversed the trial court judgment, and in its decision issued in October 2012, held that the State was bound by the single-weighted sales factor contained in the Multistate Tax Compact for the tax years at issue and that attempting to override the Multistate Tax Compact violated the constitutional protections against impairment of contracts.  The State has requested and the Supreme Court has accepted review of this case.  The adverse ruling in this consolidated case affects multiple taxpayers and creates potential exposure to refund claims in excess of $750 million.

On August 29, 2008, the Los Angeles Superior Court ruled in favor of the plaintiff in Nortel Networks Inc. v. State Board of Equalization, a tax refund case involving the interpretation of certain statutory sales and use tax exemptions for “custom-written” computer software and licenses to use computer software.  On January 18, 2011, the adverse trial court ruling was upheld by the California Court of Appeal and a petition for review filed by the State Board was denied by the California Supreme Court.  The adverse trial court ruling, if applied to other similarly situated taxpayers, unless limited in scope by two similar refund cases filed by Lucent Technologies, Inc. against the State Board of Equalization, could have a significant negative impact in the range of approximately $300 million annually, on tax revenues.

Two cases seeking to proceed as class actions (Bakersfield Mall LLC v. Franchise Tax Board and CA-Centerside II, LLC v. Franchise Tax Board) challenge the fee imposed by the California tax code upon limited liability companies registered in California, alleging discrimination against interstate commerce, violation the U.S. and California Constitutions, improper exercise of the State’s police powers, and misapplication by the Franchise Tax Board.  The cases were coordinated for hearing as the Franchise Tax Board LLC Tax Refund Cases and subsequently denied class certification by a coordination trial judge.  If the appealable order is reversed and either case proceeds as a class action, the claimed refunds could be in excess of $500 million.

In Gail Marie Harrington-Wisely, et al. v. State of California, et al., a class action asserting that the use by the California Department of Corrections and Rehabilitation (the “CDCR”) of a body-imaging machine to search visitors to state prisons for contraband violated the rights of the visitors.  The trial court granted judgment in favor of the State, and plaintiffs’ appeal was dismissed by the California Court of Appeal, Second Appellate District.  The parties agreed to a stipulated judgment and dismissed the case subject to further review on or after 2013 if the CDCR uses similar technology in the future.  If plaintiffs were successful in obtaining damages for every use of the body-imaging machine, damages could be as high as $3 billion.

Investment Restrictions

The Fund has adopted the following fundamental investment restrictions.  They may not be changed unless approved by a majority of the outstanding shares of the Fund.  The term “majority of the outstanding shares” of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The Fund may not:

(1)            Make portfolio investments other than as described under “Description of the Fund and Its Investments and Risks.”  Any other form of federal tax-exempt investment must meet the Fund’s high quality criteria, as determined by the Board of Directors, and be consistent with the Fund’s objectives and policies.

(2)           Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes.  This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

(3)           Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

(4)           Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options.  However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under “Description of the Fund and Its Investments and Risks.”

(5)           Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(6)           Purchase securities subject to restrictions on disposition under the Securities Act of 1933 (“restricted securities”), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 5% of the Fund’s net assets.

(7)           Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.  This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

(8)            Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under “Description of the Fund and Its Investments and Risks.”

(9)            Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

(10)         Invest more than 25% of its assets in the securities of “issuers” in any single industry.  The Fund may invest more than 25% of its assets in Municipal Obligations (except such investments may not exceed 25% of the Fund’s total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and (ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof) and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security.  Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.  Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund’s assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution.  However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940 Act).

(11)           Invest in securities of other investment companies.  The Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund’s net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

(12)          Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction.

Disclosure of Portfolio Holdings

In order to comply with Rule 2a-7 under the 1940 Act, information concerning the Fund’s portfolio holdings, as well as its weighted average maturity and weighed average life, will be posted on the Fund’s website at http://www.reichandtang.com/portfolio-holdings five business days after the end of the month and remain posted for six months thereafter.  The Fund may terminate or modify this policy at any time without further notice to shareholders, including making additional disclosure of each of the Fund’s portfolio holdings on the Fund’s website.

The Fund’s Board of Directors has adopted the Manager’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”).  The Policy prohibits the disclosure of portfolio holdings unless:  (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer (“CCO”) of the Fund has authorized such disclosure;  (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement, where available, with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information);  (3) the disclosure is made to parties involved in the investment process, administration or custody of the Fund, including its Board of Directors;  (4) the disclosure is in connection with (a) a monthly, quarterly, semi-annual or annual report that is available to the public or (b) other periodic disclosure that is publicly available; or (5) the disclosure is made pursuant to prior written approval of the CCO of the Fund.  The Manager shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of such Fund.  Any disclosure made pursuant to Item 5 above is reported to the Board at the next quarterly meeting.  This Policy may change at any time without prior notice to shareholders.

Subject to the Fund’s policies described in Item 2 above, the Manager and/or the Fund maintains ongoing arrangements with the following rating or statistical agencies or agencies providing similar functions pursuant to which non-public information about the Fund’s portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type, percentage of holdings subject to alternative minimum tax, weighted average maturity of the portfolio, etc.), may be provided:

Entity and Type of Information	Frequency	Lag Time
iMoneyNet, Inc. (information derived from the portfolio)	Weekly	1 business day lag
Investment Company Institute (information derived from the portfolio)	Monthly	10 business day lag
Lipper, Inc. (information derived from the portfolio)	Quarterly	15 calendar day lag

In addition, portfolio holdings information may be provided to the Fund’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers.  Information may be provided to these parties without a time lag.  Service providers that may be provided with information concerning the Fund’s portfolio holdings include the Manager and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers.  Portfolio holdings information may also be provided to the Fund’s Board of Directors.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided.  Neither the Fund nor the Manager or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements.  There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund’s portfolio holdings by individuals or entities in possession of such information.

III.  MANAGEMENT OF THE FUND

The Fund’s Board of Directors, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund.  The Manager provides persons satisfactory to the Fund’s Board of Directors to serve as officers of the Fund.  Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.

The following table shows the Directors and executive Officers of the Fund and their principal occupations during the past five years. Unless otherwise specified, the address of each of the following persons is 1411 Broadway, 28th Floor, New York, New York 10018.

Directors and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Disinterested Directors:
Albert Dowden, 1941	Director	Since 2006	Corporate Director/Trustee for Boss Group, Ltd., Nature’s Sunshine Products, Inc. and Invesco Funds. Mr. Dowden is also a Director/Trustee of one other fund in the Reich & Tang Fund Complex.	Director/Trustee of five portfolios	Director/Trustee for Boss Group, Ltd., Nature’s Sunshine Products, Inc., and Invesco Funds.
Carl Frischling, Esq. 1937	Director	Since 2006	Partner of Kramer Levin Naftalis & Frankel LLP (a law firm) since 1994. Mr. Frischling is also a Director/Trustee of one other fund in the Reich & Tang Fund Complex.	Director/Trustee of five portfolios	Former Director of Invesco Funds; retired in December 2012.
Edward A. Kuczmarski, 1949	Director	Since 2006
Certified Public Accountant and retired Partner of Crowe Horwath LLP (formerly Hays & Company before merger in 2009) from 1980 to April 2013.  Mr. Kuczmarski is also a Director/Trustee of one other fund in the Reich & Tang Fund Complex.
				Director/Trustee of five portfolios	Director of ISI Funds, Director of Brookfield Investment Management Funds, and Trustee of Stralem Fund.
William Lerner, Esq., 1936	Director	Since 2006
Self-employed consultant to business entities and entrepreneurs for corporate governance, corporate secretarial services, legal and securities matters.  Mr. Lerner is also a Director/Trustee of one other fund in the Reich & Tang Fund Complex.
				Director/Trustee of five portfolios	Director and Chairman of the Governance Committee of National Holdings Corporation.
Robert Straniere, Esq., 1941	Director	Since 1987
Owner, Straniere Law Firm since 1980, NYS Assemblyman from 1981 to 2004.  President, NYC Hot Dog Co., since November 2005. Partner, Hantor-Davidoff law firm, 2006 to 2007.  Administrative Law Judge, 2009.  Mr. Straniere is also a Director/Trustee of one other fund in the Reich & Tang Fund Complex.
				Director/Trustee of five portfolios	Director of RBB Funds
Dr. Yung Wong, 1938	Director	Since 1987	Managing Director of Abacus Associates, an investment firm, since 1996. Mr. Wong is also a Director/Trustee of one other fund in the Reich & Tang Fund Complex.	Director/Trustee of five portfolios	Director of KOAH, Inc., Director of the Senior Network, and Director of Intellipower.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Interested/Non-Affiliated Directors:
Steven W. Duff, 1953	Chairman and Director2 Director President and Director	2014 to Present 1994 to 2013 1994 to 2007
Director/Trustee of one other fund in the Reich & Tang Fund Complex.  Mr. Duff was Executive Vice President of Reich &
Tang Asset Management, LLC (“RTAM, LLC”), a registered investment adviser until his retirement in December of 2013.
Mr. Duff formerly served as the President, Chief Investment Officer and Manager of RTAM, LLC and served as a Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.  He was associated with RTAM, LLC from August 1994.

			Director/Trustee of five portfolios	None
Interested Directors/Officers:
Michael P. Lydon, 1963	President and Director2 Vice President	Since 2007 2005 to 2007
President, Chief Executive Officer and Member of RTAM, LLC.   Mr. Lydon has been associated with RTAM, LLC since January 2005.  Mr. Lydon is also President and Director/Trustee of one other fund in the Reich & Tang Fund Complex.  Mr. Lydon also serves as Chief Executive Officer and Member of Reich & Tang Deposit Solutions, LLC, Executive Vice President and Director of Reich & Tang Distributors Inc., President, Chief Executive Officer and
Director for Reich & Tang Services, Inc., and President, Chief Executive Officer and Member of Stable Custody Group LLC and Stable Custody Group II LLC.
			Director/Trustee of five portfolios	None

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served1	Principal Occupation(s) During Past 5 Years
Interested Directors/Officers (continued):
Christopher Brancazio, 1965	Chief Compliance Officer and AML Officer	Since 2007
Senior Vice President, Chief Compliance Officer, AML Officer and Secretary of RTAM, LLC.  Mr. Brancazio has been associated with RTAM, LLC since September 2007. Mr. Brancazio is also Chief Compliance Officer and AML Officer of one other fund in the Reich & Tang Fund Complex.  Mr. Brancazio also serves as Senior Vice President, Chief Compliance Officer, AML Officer and Secretary of Reich & Tang Deposit Solutions, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC.

Esther Cheung, 1980	Vice President, Treasurer, and Assistant Secretary Vice President and Assistant Treasurer	Since 2012 2010 to 2012
Vice President of RTAM, LLC.  Ms. Cheung has been associated with RTAM, LLC since June 2010.  Ms. Cheung is also Treasurer and Assistant Secretary of one other fund in the Reich & Tang Fund Complex.  From February 2004 to May 2010, Ms. Cheung was an audit manager at KPMG LLP.

Richard De Sanctis, 1956	Vice President	Since 2005
Executive Vice President and Chief Operating Officer of RTAM, LLC. Mr. De Sanctis has been associated with the Manager since 1990. Mr. De Sanctis is Vice President of one other fund in the Reich & Tang Fund Complex. Mr. De Sanctis also serves as Executive Vice President, Chief Operating Officer and Member of Reich & Tang Deposit Solutions, LLC, Stable Custody Group LLC and Stable Custody Group II LLC, Executive Vice President, Chief Operating Officer and Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

Chris Economikos, 1963	Vice President	Since 2013
Vice President and Head of Credit of RTAM LLC. Ms. Economikos has been associated with Reich & Tang since April 2013. Ms. Economikos is Vice President of one other fund in the Reich & Tang Fund Complex. From December 2006 to May 2012, Ms. Economikos was Vice President of Financial Institutions at Bayerische Landesbank.

Chris Gill, 1964	Vice President	Since 2008
Senior Vice President and Assistant Secretary of RTAM LLC. Mr. Gill has been associated with RTAM LLC and its predecessor since February 1994. Mr. Gill is also Vice President of one other fund in the Reich & Tang Fund Complex. Mr. Gill is a Senior Vice President and Director of Reich & Tang Distributors, Inc., and Reich & Tang Services, Inc., Senior Vice President and Member of Reich & Tang Deposit Solutions, LLC, Senior Vice President of Stable Custody Group LLC and Stable Custody Group II LLC.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served1	Principal Occupation(s) During Past 5 Years
Interested Directors/Officers (continued):
Joseph Jerkovich, 1968	Vice President Treasurer and Assistant Secretary Vice President	Since 2012 2008 to 2012 2007 to 2008
Senior Vice President and Chief Financial Officer of RTAM, LLC. Mr. Jerkovich has been associated with RTAM, LLC since September 2004. Mr. Jerkovich also serves as Vice President of one other fund in the Reich & Tang Fund Complex. Mr. Jerkovich also serves as Senior Vice President, Chief Financial Officer and Member of Reich & Tang Deposit Solutions, LLC, Senior Vice President and Chief Financial Officer of Reich & Tang Distributors, Inc., Senior Vice President, Chief Financial Officer and Director of Reich & Tang Services, Inc., Senior Vice President, Chief Financial Officer, Treasurer and Member of Stable Custody Group LLC. and Stable Custody Group II LLC

Christine Manna, 1970	Vice President and Secretary	Since 2007
Vice President and Secretary of RTAM, LLC. Ms. Manna is also Secretary of one other fund in the Reich & Tang Fund Complex. Ms. Manna has been associated with RTAM, LLC and its predecessors since June 1995. Ms. Manna is also a Vice President and Assistant Secretary of Reich & Tang Deposit Solutions, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC.

Thomas Nelson, 1965	Vice President	Since 2012
Senior Vice President and Chief Investment Officer of RTAM, LLC.  Mr. Nelson has been associated with RTAM, LLC since June 2010 and is also Vice President of one other fund in the Reich & Tang Fund Complex.  Mr. Nelson also serves as Senior Vice President of Reich & Tang Deposit Solutions, LLC and Reich & Tang Distributors, Inc.  From December 2008 until June 2010, Mr. Nelson served as the Director of Institutional Sales at Institutional Deposits Corporation, and from January 2006 until October 2007, Mr. Nelson served as a Senior Vice President at ICAP Capital Markets.

Robert Rickard, 1969	Vice President	Since 2007	Senior Vice President of RTAM, LLC and Reich & Tang Distributors, Inc. Mr. Richard has been associated with RTAM, LLC since December 1991. Mr. Rickard is also Vice President of one other fund in the Reich & Tang Fund Complex.

1
Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s Articles of Incorporation, as amended, and Amended and Restated By-Laws.  Each officer will hold office for an indefinite term until the date he or she resigns or retires or until their successor is elected and qualifies.

2
Michael P. Lydon is deemed an interested person of the Fund due to his affiliation with RTAM, LLC, the Fund’s investment adviser.  Steven W. Duff is being considered an interested person of the Fund due to his prior affiliation with RTAM, LLC, the Fund’s investment adviser, though he is no longer affiliated.

The Role of the Board

The Board of Directors (the “Board”) oversees the management and operations of the California Daily Tax Free Income Fund, Inc. (the “Fund”).  Like most mutual funds, the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Fund’s Manager, Distributor, Custodian, and Transfer Agent, each of which is discussed in greater detail in this Statement of Additional Information.  In supervising the Fund’s operations and delegating special responsibilities involving portfolio management to the Manager, the Board established a Statement of Procedures as to Valuation of Portfolio Securities for the Fund (the “Rule 2a-7 Procedures”) in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”), which are reasonably designed, taking into account current market conditions and the Fund’s investment objectives, to stabilize the Fund’s net asset value per share, as computed for the purposes of distribution, redemption and repurchase, at a single value.

The Board has appointed senior employees of the Manager as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations.  The Board receives regular reports from these officers and the Fund’s service providers regarding the Fund’s operations.  For example, consistent with the Fund’s Rule 2a-7 Procedures, the Board receives reports on the Fund’s investment portfolio and the Manager confirms that all portfolio investments meet the high quality credit, minimal credit risk and maturity requirements under Rule 2a-7 of the 1940 Act.  The Manager also provides a monthly mark-to-market report to confirm that the weekly deviation between the Fund’s market value and amortized cost value was within the limits allowable under Rule 2a-7 of the 1940 Act.  The Manager also provides periodic updates to the Board regarding general market conditions and the impact that these market conditions may have on the Fund.  The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations.  The Board also holds special meetings when necessary and from time to time one or more members of the Board may also consult with management in less formal settings, between scheduled “Board Meetings”, to discuss various topics.  In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  It has established three standing committees, an Audit Committee, a Nominating Committee and a Compliance Committee, which are discussed in greater detail under “Management of the Fund – Committees” above.  Currently, 75% of the members of the Board are Independent Directors and each of the Audit, Nominating and Compliance Committee is comprised entirely of Independent Directors.  The Chairman of the Board was an Executive Vice President of the Manager until his retirement in December 2013 and was previously the Chief Investment Officer (“CIO”) of the Manager for 18 years and the Chief Executive Officer (“CEO”) of the Manager, for 15 years.  Although the Chairman of the Board is no longer affiliated with the Manager, to avoid potential conflicts of interest, the Directors determined to consider him “interested” for an indefinite period of time following his retirement.  The Board has a Lead Independent Director, who acts as the primary liaison between the Independent Directors and management.  The Independent Directors, including the Lead Independent Director, help identify matters for consideration by the Board and the Lead Independent Director regularly participates in the agenda setting process for Board Meetings.  The Independent Directors have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Fund.  The Board reviews its structure annually and considers that having a Chairman of the Board who was the former CIO and CEO of the Manager, provides valuable input based on his tenure with the Manager and experience in the types of securities in which the Fund invests. The Board has also determined that the structure of the Lead Independent Director and the function and composition of the Audit, Nominating and Compliance Committees are appropriate means to provide effective oversight on behalf of Fund shareholders and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Director.

Board Oversight of Risk Management

The Board of Directors oversees various elements of risk relevant to the business of the Fund. Risk is a broad category that covers many areas, including, without limitation, financial and investment risk, compliance risk, business and operational risk and personnel risk. The Board and its Committees receive and review various reports on such risk matters and discuss the results with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Treasurer and the Fund’s independent public accounting firm and, when appropriate, with other personnel of the Manager to discuss, among other things, the internal control structure of the Fund’s financial reporting function as well as other accounting issues. The Independent Directors meet with the Chief Compliance Officer to discuss compliance risks relating to the Fund, the Manager and the other service providers. The full Board receives reports from the Manager as to investment risks as well as other risks. The full Board also receives reports from the Audit Committee regarding the risks discussed during that committee meeting. In addition, the full Board receives reports from the Internal Audit Group of the Manager’s parent company. The Board relies heavily on these reports as they detail all of the relevant risks related to the Manager regarding the Fund’s business, including, any steps taken to remedy any identified deficiencies.

Information about Each Director’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as a Director of the Fund in light of the Fund’s business and structure.  In addition to a demonstrated record of business and/or professional accomplishment, most of the Directors have served on boards for organizations other than the Fund, and have served on the Board for a number of years.  They therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operation of the Fund and have demonstrated a commitment to discharging oversight duties as directors in the interests of shareholders.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Directors is reviewed.  In conducting its annual self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to continue to serve effectively as Directors of the Fund.

In addition to the information provided in the charts above, certain additional information regarding the Directors and their Director Attributes is provided below. The information is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.

Mr. Dowden has experience serving on the boards of both private and public companies of all sizes.  In serving on these boards, Mr. Dowden has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges.  Mr. Dowden also served for many years as a senior executive of Volvo Group North America, including as President and Chief Executive Officer.  Mr. Dowden’s experience in these roles has exposed him to many of the business challenges which any business will face.  Mr. Dowden also practiced securities law and has a strong background in securities regulation.  Mr. Dowden has over 28 years of experience on the boards of directors of the Reich & Tang funds or their predecessor funds and therefore understands the regulation, management and oversight of money market funds.

Mr. Duff was an Executive Vice President of the Manager for 19 years and was previously the CEO for 15 years and the Chief Investment Officer for 18 years.  Mr. Duff served as the Chairman of the Investment Credit Committee of the Manager and has intimate knowledge of the Manager and the Fund, its operations, personnel and financial resources.  His former position of responsibility at the Manager, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Fund.  Mr. Duff has over 19 years of experience on the boards of directors/trustees of the Reich & Tang funds and therefore understands the regulation, management and oversight of money market funds.

Mr. Frischling, Esq. has been involved in the investment company industry for over 45 years.  Mr. Frischling served as general counsel and chief administrative officer for a mutual fund complex for nine years.  Mr. Frischling currently, and has for the last 37 years, advised mutual funds and boards of directors on all aspects of investment company regulation.  Mr. Frischling also currently serves as a board member of the Mutual Fund Directors Forum and was previously a member of the board of the Investment Company Institute.  Mr. Frischling’s experience in these roles has exposed him to the various issues involved with mutual funds.  Mr. Frischling has over 29 years of experience on the boards of directors of the Reich & Tang funds or their predecessor funds and therefore understands the regulation, management and oversight of money market funds.

Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant.  Mr. Kuczmarski also currently serves as a director of other mutual funds.  In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges.  Mr. Kuczmarski has over 29 years of experience on the boards of directors of the Reich & Tang funds and therefore understands the regulation, management and oversight of money market funds.

Mr. Lerner, Esq. is a former Branch Chief Enforcement Attorney with the Securities and Exchange Commission.  Mr. Lerner is also a former officer and director of compliance for the American Stock Exchange.  Mr. Lerner has experience as an attorney for a brokerage and investment banking firm and had extensive SEC practice experience as an attorney.  In addition, Mr. Lerner served as an arbitrator for the Financial Regulatory Authority, Inc.  Mr. Lerner also has extensive experience as a director for public companies.  In serving on these boards, Mr. Lerner understands and appreciates the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges.  Mr. Lerner has over 13 years of experience on the boards of directors of the Reich & Tang funds or their predecessor funds and therefore understands the regulation, management and oversight of money market funds.

Mr. Lydon is the President and Chief Executive Officer of the Manager.  As President and Chief Executive Officer, Mr. Lydon has intimate knowledge of the Manager and the Fund, its operations, personnel and financial resources.  His position of responsibility at the Manager, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Fund.  Mr. Lydon has over 9 years of experience on the boards of directors of the Reich & Tang funds and therefore understands the regulation, management and oversight of money market funds.

Mr. Straniere, Esq. has over 28 years of experience as a director of a wide variety of mutual funds.  In serving on these boards, Mr. Straniere has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges.  Mr. Straniere also served on the New York State Assembly Ways and Means Committee and was responsible for fiscal and budget analysis.  Mr. Straniere has over

28 years of experience on the boards of directors of the Reich & Tang funds and therefore understands the regulation, management and oversight of money market funds.

Dr. Wong has experience managing investment funds for corporations, insurance companies and pension funds.  Dr. Wong also has extensive board experience for private companies.  Dr. Wong has also served as a director for another mutual fund complex.  In serving on these boards, Dr. Wong understands and appreciates the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges.  Dr. Wong has over 33 years of experience on the boards of directors of the Reich & Tang funds and therefore understands the regulation, management and oversight of money market funds.

Board Committees

The Board has an Audit Committee that meets at least annually to assist the Board in selecting, overseeing and setting the compensation of the Fund’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Manager and certain control persons of the Manager. The Audit Committee also meets with the Fund’s independent registered public accounting firm to review the Fund’s financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. The Audit Committee is chaired by Edward A. Kuczmarski, with Albert R. Dowden and Dr. Yung Wong serving as members. The Audit Committee met six times during the fiscal year ended December 31, 2013.

The Board also has a Nominating Committee comprised of Albert R. Dowden, Carl Frischling, Edward A. Kuczmarski, William Lerner, Robert Straniere and Dr. Yung Wong to whose discretion the selection and nomination of Directors who are not “interested persons,” as defined in the 1940 Act, of the Fund is committed. The Nominating Committee did not meet during the fiscal year ended December 31, 2013.  Nominees recommended by shareholders are considered by the Nominating Committee to the extent required by applicable law.

The Board also has a Compliance Oversight Committee.  The Compliance Oversight Committee is chaired by William Lerner, with Carl Frischling and Robert Straniere serving as members.  The Compliance Oversight Committee is responsible for reviewing compliance related matters raised by the Fund’s Chief Compliance Officer.  The Compliance Oversight Committee met four times during the fiscal year ended December 31, 2013.

The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2013:

Name of Director _________________________________	Dollar Range of Equity Securities in the Fund _________________________________	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies ____________________________________
Disinterested Directors:
Albert R. Dowden	None	None

Carl Frischling	None	Over $100,000

Edward A. Kuczmarski	None	$10,001 - $50,000

William Lerner	None	None

Robert Straniere	None	$10,001 - $50,000

Dr. Yung Wong	None	Over $100,000

Interested Directors: Steven W. Duff	None	Over $100,000
Michael P. Lydon	None	Over $100,000

The Fund paid an aggregate remuneration of $21,750 to its directors with respect to the period ended December 31, 2013, all of which consisted of directors’ fees paid to the six disinterested directors, pursuant to the terms of the Investment Management Contract (see “Investment Advisory and Other Services” herein.)

The Directors of the Fund not currently affiliated with the Manager are paid a fee that is to be allocated among multiple funds, as defined below.  Effective January 1, 2014, each Independent Director and Mr. Duff receives an annual retainer of $70,000 and a fee of $3,750 for each Board of Directors meeting attended.  Each Independent Director and Mr. Duff also receives a fee of up to $1,500 at the discretion of the Lead Independent Director for telephonic Board meetings and committee meetings that are not held on the same day as a Board Meeting.  In addition, the Chairman of the Board receives an additional annual fee of $16,000, payable quarterly and the Lead Independent Director receives an additional annual fee of $16,000, payable quarterly and the Audit Committee Chairman and Compliance Committee Chairman each receives an additional annual fee of $10,600, payable quarterly.  Each Independent Director and Mr. Duff is also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The fees noted above are to be allocated at the discretion of the Manager among certain funds in the Reich & Tang Fund complex. The Independent Directors’  and Mr. Duff’s fees will be allocated among the Fund and the Daily Income Fund in accordance with the Manager's discretion. Directors who are affiliated with the Manager do not receive compensation from the Fund. (See "Compensation Table.")

Compensation Table

Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*
Albert R. Dowden, Director	$4,375	0	0	$81,500 (6 Funds)
Steven W. Duff, Director**	N/A	0	0	N/A
Carl Frischling, Director	$2,875	0	0	$80,000 (6 Funds)
Edward A. Kuczmarksi, Director	$4,375	0	0	$88,500 (7 Funds)
William Lerner, Director	$2,875	0	0	$80,000 (6 Funds)
Robert Straniere, Director	$2,875	0	0	$80,000 (6 Funds)
Dr. Yung Wong, Director	$4,375	0	0	$81,500 (6 Funds)

*
The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending December 31, 2013.  The parenthetical number represents the number of investment companies (including the Fund) from which the directors receive compensation.  A Fund is considered to be in the same Fund complex if, among other things, it shares a common investment adviser with the Fund.

**	Mr. Duff was an employee of the Adviser until December 31, 2013 and did not receive compensation.

Information About Proxy Voting

Information regarding the Fund’s proxy voting record for the 12 month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year.  The Fund’s Form N-PX is available without charge, upon request, by calling the Fund toll free at (800) 433-1918 and on the SEC’s website (http//www.sec.gov).  The Fund does not presently invest in voting securities and has therefore not adopted proxy voting policies and procedures.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On March 31, 2014 there were 435,315,951 shares of Class A common stock outstanding, 140,857,925 shares of Class B common stock outstanding and 45,940,302 shares of Advantage Shares of common stock outstanding.  As of March 31, 2014, the amount of shares owned by all officers and Directors of the Fund as a group was less than 1% of the outstanding shares of the Fund.  Set forth below is certain information as to persons who owned 5% or more of each Class of the Fund’s outstanding common stock as of March 31, 2014:

Name and Address	% of Class	Nature of Ownership
CLASS A
National Financial Services Corp. FBO Our Customers 499 Washington Blvd, FL 4 Jersey City, NJ 07310-2010	60.51%	Record
Southwest Securities, Inc. 1201 Elm Street Suite 4300 Dallas, TX 75270	33.00%	Record
CLASS B
Union Bank Attn: Mutual Funds PO Box 85484 San Diego, CA 92186-5484	74.45%	Record
Band & Co. c/o US Bank 1555 N. Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	23.52%	Record
Advantage Shares
Oppenheimer & Co. FBO Various Customers 125 Broad Street New York, NY 10004	100.00%	Record

V.  INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at  1411 Broadway, 28th Floor, New York, New York 10018.  The Manager was, as of March 31, 2014, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $17 billion.  The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of nine portfolios of registered investment companies, of which it acts as administrator for five.  The Manager also advises high net worth individuals, private funds, pension trusts, profit-sharing trusts and endowments.

The Manager is a direct subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm.  Natixis is principally owned by BPCE, France’s second largest banking group.  BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.  The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France.  The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

The thirteen principal subsidiary or affiliated asset management firms of Natixis US collectively had more than $419 billion in assets under management or administration as of December 31, 2013.

On September 12, 2013, the Board of Directors, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the continuance of the Investment Management Contract for a term extending to September 30, 2014. The contract may be continued in force for successive twelve-month periods beginning each October 1, provided that such continuance is specifically approved annually by a majority vote of the Fund’s outstanding voting securities or by its Board of Directors, and in either case by a majority of the Directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

Pursuant to the Investment Management Contract, the Manager manages the Fund’s portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. The Manager also provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund.  Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Manager or its affiliates.

The Investment Management Contract is terminable without penalty by the Fund on sixty days’ written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment.  The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Investment Management Contract, the Manager receives from the Fund a fee equal to 0.30% per annum of the Fund’s average daily net assets.  The fees are accrued daily and paid monthly.

With respect to the Class A shares and the Class B shares, the Manager has contractually agreed to waive fees and/or reimburse expenses in order to maintain Total Annual Fund Operating Expenses, as set forth in the fee table in the Prospectus.  The Manager may not terminate the contractual fee waiver until at least July 22, 2015.  In addition, with respect to Class A shares and Class B shares, the Manager and its affiliates have contractually agreed to waive fees and/or reimburse expenses, until at least July 22, 2015, in order to maintain a minimum yield of 0.01% for Class A shares and Class B shares so long as their gross yields are greater than 0.12%.  Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Fund shares.

The Manager and Distributor, at their discretion, may voluntarily waive all or a portion of their fees.  For the fiscal years ended December 31, 2013, December 31, 2012 and December 31, 2011, the Manager received management fees as set forth in the table below:

Management Fees

Fiscal Year Ended	Payable	Waived	Paid
December 31, 2013	$1,293,094	$1,132,578	$160,516
December 31, 2012	$670,431	$505,765	$164,666
December 31, 2011	$555,770	$346,869	$208,901

The Fund’s net assets at the close of business on December 31, 2013 totaled $640,692,202.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York Mellon, the Fund’s accounting agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager.

The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to 0.21% per annum of the Fund’s average daily net assets.  For the fiscal years ended December 31, 2013, December 31, 2012 and December 31, 2011, the Manager received the administrative fees set forth in the table below:

Administrative Fees

Fiscal Year Ended	Payable	Waived	Paid
December 31, 2013	$905,165	$905,165	$ 0
December 31, 2012	$469,301	$434,301	$35,000
December 31, 2011	$389,039	$384,039	$5,000

Investment management fees and operating expenses which are attributable to more than one Class of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional expenses for shareholder services and distribution services provided by Participating Organizations (including Oppenheimer & Co. Inc.) to Fund shareholders, may be compensated for by the Distributor from its own resources which includes the shareholder servicing and distribution fees and past profits or by the Manager from its own resources which includes the management fee and administrative services fee and past profits.  Expenses incurred in the distribution of Class B Shares and the servicing of Class B Shares shall be paid by the Manager. (See “Distribution and Service Plans” herein).

Distribution and Service Plans

The Fund’s distributor is Reich & Tang Distributors, Inc. (the “Distributor”), a Delaware corporation with principal officers at 1411 Broadway, 28th Floor, 28th Floor, New York, New York 10018, and an affiliate of the Manager.  Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund’s Board of Directors has adopted distribution and service plans (each a “Plan”, and collectively the “Plans”) and, pursuant to the Plans, the Fund has entered into Distribution Agreements (with respect to all Classes) and Shareholder Servicing Agreements (with respect to Class A and Advantage Shares only) with the Distributor, as distributor of the Fund’s shares.

Under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreement (with respect to the Fund’s Class A and B shares) provides that the Distributor will receive nominal consideration (i.e., $1.00) for providing such distribution related services.

Pursuant to the Distribution Agreement for Advantage Shares, the Distributor receives a distribution fee of 0.45% per annum of the Advantage Shares' average daily net assets (the "Advantage Distribution Fee") for providing distribution related services and for making payments to Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage Shares.

Under the Shareholder Servicing Agreements, the Distributor receives from the Fund a fee equal to 0.20% and 0.25% per annum of the Fund’s average daily net assets of the Class A and Advantage Shares of the Fund, respectively (the “Shareholder Servicing Fee”) for providing or arranging for others to provide personal shareholder services and for the maintenance of shareholder accounts.

The Shareholder Servicing Fee and the Advantage Distribution Fee are accrued daily and paid monthly. Any portion of the Shareholder Servicing Fee may be deemed to be used by the Distributor for purposes of providing servicing or making payments to Participating Organizations (including Oppenheimer & Co. Inc. with respect to Advantage Shares) with respect to servicing their clients or customers who are Class A and Advantage shareholders of the Fund.  The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a shareholder servicing fee.  Any portion of the Advantage Distribution Fee may be deemed to be used by the Distributor for purposes of distribution of the Advantage Class Shares.

The following table provides the total fees paid by each Class of the Fund (after waiver for the Class A Shares and Advantage Shares) pursuant to the Plans and the manner in which payments were made pursuant to the Plans for certain types of activities for the fiscal year ended December 31, 2013:

	Class A Shares	Class B Shares	Advantage Class of Shares
Total fees paid by each Class of the Fund under the Plans:	-	-	-
Payments made by the Manager and Distributor to or on behalf of Participating Organizations:	$58,642	$11,612	$19,198
Breakdown of payments made pursuant to the Plans for certain types of activities:
Advertising:	$0	$0	$0
Printing and mailing of prospectuses to other than current shareholders:	$973	$974	$683
Compensation to underwriters:	$0	$0	$0
Compensation to broker-dealers:	$58,642	$11,612	$19,198
Compensation to sales personnel:	$6,559	$6,559	$0
Interest, carrying or other financing charges:	$0	$0	$0
Travel and entertainment for sales personnel:	$711	$710	$0
Miscellaneous Expenses:	$58	$57	$0

For the fiscal year ended December 31, 2013 the total amount spent pursuant to the Plan for the Class A Shares was 0.02% of the average daily net assets of the Class A Shares of the Fund, of which 0.00% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.02% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including the management and administrative services fees.

For the fiscal year ended December 31, 2013, the total amount spent pursuant to the Plan for the Class B Shares was 0.03% of the average daily net assets of the Class B Shares of the Fund. These payments represent distribution and servicing expenses funded by the Manager (which may be deemed an indirect payment by the Fund).

For the fiscal year ended December 31, 2013, the total amount spent pursuant to the Plan for the Advantage Shares was 0.03% of the average daily net assets of the Advantage Shares of the Fund, of which 0.00% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Distribution Agreement and Shareholder Servicing Agreement, and an amount representing 0.03% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including the management and administrative services fees.

The Plans and the Shareholder Servicing Agreements provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and work stations, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreements and Participating Organization Agreement, as the case may be, with respect to the Class A and Advantage Shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund’s prospectus to existing shareholders of the Fund and preparing and printing Fund application forms for shareholder accounts.

The Plans provide that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the cost of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to compensate Participating Organizations for providing assistance in distributing Class A and Advantage Shares; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other personnel in connection with the distribution of the Fund’s shares.  The Manager, at its expense, also may from time to time provide additional promotional incentives to Participating Organizations who sell Fund shares.  The Distributor may also make payments from time to time from its own resources, which may include (1) the Shareholder Servicing Fee with respect to Class A and Advantage Shares and past profits for the purpose enumerated in (i) above and (2) the Advantage Distribution Fee and past profits for the purposes enumerated in (ii) and (iii) above.  The Distributor may determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, the Administrative Services Contract, the Shareholder Servicing Agreements or Advantage Distribution Agreement in effect for that year.

The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund.  These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales.  Revenue sharing payments may be to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services.  The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based one, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates.  The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another.  Please speak with your Participation Organization to learn more about payments made to them by the Distributor or its affiliates.  In addition, to the extent allowable under the Financial Industry Regulatory Authority (“FINRA”) rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

In accordance with Rule 12b-1, the Plans provides that all written agreements relating to the Plans entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund’s Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for servicing and distribution purposes pursuant to the Plans and identifying the servicing and distribution activities for which those expenditures were made.

The Plans were most recently approved on September 12, 2013, to continue in effect until September 30, 2014.  Thereafter, the Plans may continue in effect for successive annual periods provided they are approved by the Class A and Advantage shareholders, respectively, or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Fund pursuant to the Plans without Class A and Advantage shareholder approval, and that other material amendments must be approved by the directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans. Each Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund’s Class A and Advantage shareholders, respectively.

Custodian and Transfer Agent

The Bank of New York Mellon, 2 Hanson Place – 7th Floor, Brooklyn, NY 11217, is custodian for the Fund’s cash and securities. Reich & Tang Services, Inc. (“Reich & Tang”), an affiliate of the Fund’s Manager, located at 1411 Broadway, 28th Floor, New York, NY 10018, is transfer agent and dividend agent for the shares of the Fund.  As transfer agent, Reich & Tang performs various functions including the processing of shareholder purchase, redemption and exchange transactions and the maintenance of shareholder records regarding such transactions.  As dividend agent, Reich & Tang makes dividend payments to Fund shareholders on behalf of the Fund and performs certain recordkeeping and reporting functions regarding such payments.  Pursuant to the Transfer Agency Agreement between Reich & Tang and the Fund, Reich & Tang, as transfer agent and dividend agent, receives a fee of $17.40 per account per year or a minimum of 0.05% of the monthly average net assets of the Class A and B Shares of the Fund.  The Advantage Shares do not participate in the Transfer Agency Agreement.

For the year ended December 31, 2013, these fees, after waivers, amounted to:

	Amount	%
Class A Shares	$0	0.00%
Class B Shares	$0	0.00%
Total Transfer Agency Fees	$0

The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

Counsel and Independent Registered Public Accounting Firm

Paul Hastings LLP, 75 East 55th Street, New York, New York 10022, serves as legal counsel to the Fund.  Matters in connection with California law are passed upon by Paul Hastings LLP, 515 South Flower Street, Los Angeles, California 90071.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, New York  10017, independent registered public accounting firm, have been selected as the independent registered public accountants for the Fund.

VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund’s purchases and sales of portfolio securities are usually principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available.  Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal to the extent prohibited by applicable law. In addition, the Fund will not buy bankers’ acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII.  CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share.  The Fund’s Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share.  Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the unaffected series.  Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into three classes of common stock, Class A, Class B and Advantage Class of shares.  Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that:  (i) the Class A, Class B and Advantage shares will have different class designations; (ii) only the Class A and Advantage Shares will be assessed a service fee pursuant to the Plans of the Fund of 0.20% and 0.25% of the average daily net assets of Class A and Advantage Shares, respectively; (iii) only the Advantage Shares will be assessed a distribution fee pursuant to its Plan of 0.45% of the Advantage Shares’ average daily net assets; (iv) each Class will vote separately on matters relating solely to that Class under the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (v) the exchange privilege will permit stockholders to exchange their shares only for shares of the same class of an investment company that participates in an exchange privilege program with the Fund (except for the Advantage Class which does not offer an exchange privilege). Payments that are made under the Plan will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

Under its amended Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund’s Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a “personal holding company” for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so.  In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund’s shareholders. This is because the Amended and Restated By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of directors, (ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund’s distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected or qualified, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of Fund shares for each Class of shares is located in the Shareholder Information section of the Prospectus and is hereby incorporated by reference.

Net Asset Value

The Fund does not determine net asset value per share on (i) any day in which the New York Stock Exchange (“NYSE”) is closed for trading (i.e. national holidays and Good Friday) and (ii) on Columbus Day and Veterans’ Day. However, on certain days that the NYSE is closed, the Fund, at the discretion of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of the Fund’s shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day (as defined in the Prospectus). The Fund’s net asset value is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

The Fund’s portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.  If fluctuating interest rates or credit issues cause the market value of the Fund’s share price to be less than $0.997 or greater than $1.003, the Board of Directors will consider whether any action should be initiated to prevent the share price from going below $0.995 per share or above $1.005 per share, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund’s Board of Directors has established procedures to stabilize the Fund’s net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund’s $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities.  (See “Description of the Fund and Its Investments and Risks” herein.)

IX.  TAXATION OF THE FUND

The Fund has elected to qualify and intends to continue to qualify under the Code and under California law as a regulated investment company that distributes exempt-interest dividends. It intends to continue to qualify as long as qualification is in the best interest of its shareholders, because qualification relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund’s policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from federal income tax, and reported by the Fund as exempt-interest dividends. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are excludable from the Fund’s shareholders’ gross income although the amount of that interest must be disclosed on the shareholders’ federal income tax returns.  A shareholder should consult its tax advisor with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such shareholder would be treated as a substantial user or related person with respect to some or all of the private activity bonds, if any, held by the Fund.  Subject to certain exceptions, if a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.  Interest on indebtedness incurred or continued to purchase or carry tax-exempt securities, such as shares of the Fund, is not deductible. Therefore, among other consequences, a certain portion of interest on margin indebtedness may not be deductible during the period an investor holds shares of the Fund.  Interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security and Railroad Retirement benefits includable in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the federal alternative minimum tax all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than qualified Section 501(c)(3) bonds) less any deductions (not allowable in computing federal income tax) which would have been allowable if such interest were includable in gross income.   Thus, this provision will apply to any exempt-interest dividends from the Fund’s assets attributable to any private activity bonds acquired by the Fund.  Corporations are required to increase their alternative minimum taxable income by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds the alternative minimum taxable income (determined without this provision). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to tax on tax-exempt interest.

Although it is not intended, it is possible that the Fund may realize market discount income and short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize short-term or long-term capital gains upon the maturity or disposition of securities as well as from the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain over net realized short-term capital loss) will be distributed annually to the Fund’s shareholders. The Fund will have no tax liability with respect to distributed net capital gains, and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of such net capital gain distribution. Distributions of net capital gain will be reported as a capital gain dividend to the Fund’s shareholders. Capital gains realized by corporations are generally taxed at the same rate as ordinary income.  However, long-term capital gains are taxable at a maximum federal rate of 20% to non-corporate shareholders rather than the regular maximum federal rate of 39.6% on ordinary income.  Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a shareholder on the disposition of shares.

The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of net long-term capital gain over net short-term capital loss) for each taxable year. These distributions will be taxable to shareholders as ordinary income. The Fund will be subject to federal income tax on any undistributed investment company taxable income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund’s tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute during the calendar year at least 98% of its ordinary income determined on a calendar year basis, 98.2% of its capital gain net income (generally determined on an October year end), and 100% of any income not distributed or taxed in a prior year, the Fund will be subject to a non deductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number or the Fund otherwise is informed that backup withholding applies, the Fund is generally required to withhold 28% of taxable interest or dividend payments proceeds from the redemption of shares of the Fund as backup withholding.  Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is supplied.

Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.

With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will generally be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying Municipal Obligations.

The U.S. Supreme Court held that there is no constitutional prohibition against the federal government’s taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Municipal Obligations and to tax the interest earned on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in the structure.

California Income Taxes

The reporting of all or a portion of a dividend paid by the Fund as an “exempt-interest dividend” under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. Under California law, in order to pay “exempt-interest dividends,” at the end of each quarter of its tax year at least 50% of the “value” of the Fund’s assets must consist of obligations the interest on which, when held by an individual, would be exempt from taxation by the State of California.  Assuming compliance with this requirement and the California designation limitation described below with respect to dividends treated for federal income tax purposes as exempt-interest dividends that are paid by the Fund to a California resident individual shareholder, amounts correctly reported as derived from California Municipal Obligations and/or Territorial Municipal Obligations in compliance with California law will not be subject to the California Income Tax.

California law limits the amount that may be reported as exempt-interest dividends. With respect to the Fund’s taxable year, if the aggregate amount reported as an exempt-interest dividend is greater than the excess of (i) the amount of interest it received which, if held by an individual, was exempt from taxation by California, over (ii) the amounts that, if the Fund were treated as an individual, would be disallowed as deductions for expenses related to exempt income under California, the portion of the distribution reported as an exempt-interest dividend that will be allowed shall be only that proportion of the reported amount that the excess bears to the reported amount.

California also taxes capital gain dividends distributed to shareholders at ordinary income rates for California income tax purposes. No tax is imposed on a shareholder on undistributed amounts of net capital gains. Dividends that do not qualify as

“exempt-interest dividends” under California law will be includable in a California resident’s tax base for purposes of the California Income Tax.

Distributions from net investment income and capital gains, including exempt-interest dividends, will be subject to California corporate franchise tax if received by a corporate shareholder subject to such tax and may be subject to state taxes in states other than California and to local taxes imposed by certain cities within California and outside California.  Accordingly, investors in the Fund including, in particular, corporate investors which may be subject to the California corporate franchise tax, should consult their tax advisors with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and as to their California tax situation in general.

Shareholders are urged to consult their tax advisors with respect to the treatment of distributions from the Fund in their own states and localities.

X.   UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a sales charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests.  The Distributor does not receive an underwriting commission.  In effecting sales of Fund shares under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund’s shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreement with respect to the Class A and B Shares provides that the Distributor will receive nominal consideration (i.e., $1.00) for providing such distribution related services. Pursuant to the Distribution Agreement for the Advantage Shares, the Distributor receives a fee of 0.45% per annum of the Advantage Shares’ average daily net assets for providing distribution related services and for making payments to Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage Shares.  For the fiscal year ended December 31, 2013, the Distributor received distribution fees from the Fund pursuant to the Advantage Distribution Agreement in the amount of $298,935, all of which was waived.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities.  On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the “Act”), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies.  The Act grants banks authority to conduct certain authorized activity through financial subsidiaries.  In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above.  The Fund’s Board of Directors will consider appropriate modifications to the Fund’s operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.  It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund’s net asset value.  In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XI.  FINANCIAL STATEMENTS

The audited financial statements for the Fund for the fiscal year ended December 31, 2013, and the report therein of PricewaterhouseCoopers LLP, are herein incorporated by reference to the Fund’s Annual Report.  The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

Description of Moody's Investors Service, Inc.'s (“Moody’s”) Long-Term Rating Scale:

Aaa: Obligations rate Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from AA through A.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that rating category.

Description of Moody’s Global Short-Term Rating Scale:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Description of Moody's US Municipal Short-term Debt Ratings:

The Municipal Investment Grade (MIG) scale is used to rate short-term US municipal obligations.  Symbols used will be as follows:

MIG 1: This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

Description of Standard & Poor's Rating Services (“S&P’s”) Long-Term Issuer Credit Ratings:

AAA: An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments.  ‘AAA’ is the highest issuer credit rating assigned by Standard & Poor’s.

AA: An obligor rated ‘AA’ has very strong capacity to meet its financial commitments.  It differs from the highest-rated obligors only to a small degree.

A: An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

Note: The ratings from AA to A may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P’s Short-Term Issuer Credit Ratings:

A-1: An obligor rated ‘A-1’ has strong capacity to meet its financial commitments.  It is rated in the highest category by Standard & Poor’s.  Within this category, certain obligors are designated with a plus sign(+).  This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

S&P Provisional Rating: ‘pr’

The letters ‘pr’ indicate that the rating was provisional.  A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

*As described by the rating agencies.

CORPORATE TAXABLE EQUIVALENT YIELD TABLE*

(Based on Estimated Tax Rates Effective Until December 31, 2014)

		Corporate Taxable Income .....

Corporate	$0	$50,001	$75,001	$100,001	$335,001	$10,000,001	$15,000,001	$18,333,334
Return	50,000	75,000	100,000	335,000	10,000,000	15,000,000	18,333,333	and over

		Combined Income Tax Bracket ......
Federal
Tax Rate	15.00%	25.00%	34.00%	39.00%	34.00%	35.00%	38.00%	35.00%
State Tax
Rate	8.84%	8.84%	8.84%	8.84%	8.84%	8.84%	8.84%	8.84%
Combined
Marginal
Tax Rate	22.51%	31.63%	39.83%	44.39%	39.83%	40.75%	43.48%	40.75%

		Compare Tax Free Income Yields With Taxable Income Yields.....

Tax Exempt		Equivalent Taxable Investment Yield
Yield		Required To Match Tax Exempt Yield
1.00%	1.29%	1.46%	1.66%	1.80%	1.66%	1.69%	1.77%	1.69%
1.50%	1.94%	2.19%	2.49%	2.70%	2.49%	2.53%	2.65%	2.53%
2.00%	2.58%	2.93%	3.32%	3.60%	3.32%	3.38%	3.54%	3.38%
2.50%	3.23%	3.66%	4.16%	4.50%	4.16%	4.22%	4.42%	4.22%
3.00%	3.87%	4.39%	4.99%	5.39%	4.99%	5.06%	5.31%	5.06%
3.50%	4.52%	5.12%	5.82%	6.29%	5.82%	5.91%	6.19%	5.91%
4.00%	5.16%	5.85%	6.65%	7.19%	6.65%	6.75%	7.08%	6.75%
4.50%	5.81%	6.58%	7.48%	8.09%	7.48%	7.59%	7.96%	7.59%
5.00%	6.45%	7.31%	8.31%	8.99%	8.31%	8.44%	8.85%	8.44%
5.50%	7.10%	8.04%	9.14%	9.89%	9.14%	9.28%	9.73%	9.28%
6.00%	7.74%	8.78%	9.97%	10.79%	9.97%	10.13%	10.62%	10.13%

To use this chart, find the applicable level of taxable income based on your tax filing status in section one.  Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

* For corporations subject to the California Franchise Tax rather than the Corporation Income Tax, dividends paid by the Fund will not be exempt from taxation, and this yield table is, therefore, inapplicable.  The California taxable income brackets are estimated for 2014.

INDIVIDUAL TAX EQUIVALENT YIELD TABLE**

(Based on Estimated Tax Rates Effective Until December 31, 2014)

Single				Personal Taxable Income .....

Single	$17,977	$28,372	$36,901	$39,385	$49,775	$89,351	$186,351	$254,251	$305,101	$405,101	$406,751	$508,501
Return	28,371	36,900	39,384	49,774	89,350	186,350	254,250	305,100	405,100	406,750	508,500	and over

				Combined Income Tax Bracket ......
Federal
Tax Rate	15.00%	15.00%	25.00%	25.00%	25.00%	28.00%	33.00%	33.00%	33.00%	35.00%	39.60%	39.60%
State Tax
Rate	4.00%	6.00%	6.00%	8.00%	9.30%	9.30%	9.30%	10.30%	11.30%	11.30%	11.30%	12.30%
Combined
Marginal
Tax Rate	18.40%	20.10%	29.50%	31.00%	31.98%	34.70%	39.23%	39.90%	40.57%	42.35%	46.43%	47.03%

Compare Tax Free Income Yields With Taxable Income Yields.....

Tax Exempt Yield		Equivalent Taxable Investment Yield Required To Match Tax Exempt Yield
1.00%	1.23%	1.25%	1.42%	1.45%	1.47%	1.53%	1.65%	1.66%	1.68%	1.73%	1.87%	1.89%
1.50%	1.84%	1.88%	2.13%	2.17%	2.21%	2.30%	2.47%	2.50%	2.52%	2.60%	2.80%	2.83%
2.00%	2.45%	2.50%	2.84%	2.90%	2.94%	3.06%	3.29%	3.33%	3.37%	3.47%	3.73%	3.78%
2.50%	3.06%	3.13%	3.55%	3.62%	3.68%	3.83%	4.11%	4.16%	4.21%	4.34%	4.67%	4.72%
3.00%	3.68%	3.75%	4.26%	4.35%	4.41%	4.59%	4.94%	4.99%	5.05%	5.20%	5.60%	5.66%
3.50%	4.29%	4.38%	4.96%	5.07%	5.15%	5.36%	5.76%	5.82%	5.89%	6.07%	6.53%	6.61%
4.00%	4.90%	5.01%	5.67%	5.80%	5.88%	6.13%	6.58%	6.66%	6.73%	6.94%	7.47%	7.55%
4.50%	5.51%	5.63%	6.38%	6.52%	6.62%	6.89%	7.41%	7.49%	7.57%	7.81%	8.40%	8.50%
5.00%	6.13%	6.26%	7.09%	7.25%	7.35%	7.66%	8.23%	8.32%	8.41%	8.67%	9.33%	9.44%
5.50%	6.74%	6.88%	7.80%	7.97%	8.09%	8.42%	9.05%	9.15%	9.25%	9.54%	10.27%	10.38%
6.00%	7.35%	7.51%	8.51%	8.70%	8.82%	9.19%	9.87%	9.98%	10.10%	10.41%	11.20%	11.33%

Joint				Personal Taxable Income .....

Joint	$35,953	$56,743	$73,801	$78,769	$99,549	$148,851	$226,851	$405,101	$457,601	$508,501	$610,201	$1,017,001
Return	56,742	73,800	78,768	99,548	148,850	226,850	405,100	457,600	508,500	610,200	1,017,000	and over

				Combined Income Tax Bracket ......

Federal
Tax Rate	15.00%	15.00%	25.00%	25.00%	25.00%	28.00%	33.00%	35.00%	39.60%	39.60%	39.60%	39.60%
State Tax
Rate	4.00%	6.00%	6.00%	8.00%	9.30%	9.30%	9.30%	9.30%	9.30%	10.30%	11.30%	12.30%
Combined
Marginal
Tax Rate	18.40%	20.10%	29.50%	31.00%	31.98%	34.70%	39.23%	41.05%	45.22%	45.82%	46.43%	47.03%

Compare Tax Free Income Yields With Taxable Income Yields.....

Tax Exempt Yield		Equivalent Taxable Investment Yield Required To Match Tax Exempt Yield
1.00%	1.23%	1.25%	1.42%	1.45%	1.47%	1.53%	1.65%	1.70%	1.83%	1.85%	1.87%	1.89%
1.50%	1.84%	1.88%	2.13%	2.17%	2.21%	2.30%	2.47%	2.54%	2.74%	2.77%	2.80%	2.83%
2.00%	2.45%	2.50%	2.84%	2.90%	2.94%	3.06%	3.29%	3.39%	3.65%	3.69%	3.73%	3.78%
2.50%	3.06%	3.13%	3.55%	3.62%	3.68%	3.83%	4.11%	4.24%	4.56%	4.61%	4.67%	4.72%
3.00%	3.68%	3.75%	4.26%	4.35%	4.41%	4.59%	4.94%	5.09%	5.48%	5.54%	5.60%	5.66%
3.50%	4.29%	4.38%	4.96%	5.07%	5.15%	5.36%	5.76%	5.94%	6.39%	6.46%	6.53%	6.61%
4.00%	4.90%	5.01%	5.67%	5.80%	5.88%	6.13%	6.58%	6.78%	7.30%	7.38%	7.47%	7.55%
4.50%	5.51%	5.63%	6.38%	6.52%	6.62%	6.89%	7.41%	7.63%	8.21%	8.31%	8.40%	8.50%
5.00%	6.13%	6.26%	7.09%	7.25%	7.35%	7.66%	8.23%	8.48%	9.13%	9.23%	9.33%	9.44%
5.50%	6.74%	6.88%	7.80%	7.97%	8.09%	8.42%	9.05%	9.33%	10.04%	10.15%	10.27%	10.38%
6.00%	7.35%	7.51%	8.51%	8.70%	8.82%	9.19%	9.87%	10.18%	10.95%	11.07%	11.20%	11.33%

To use this chart, find the applicable level of taxable income based on your tax filing status in section one.  Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

** An Investor’s combined marginal tax rate may exceed the rates shown in the above table due to the reduction, or possible elimination of the personal exemption deduction for high-income taxpayers which is an overall limit on itemized deductions, any taxes imposed under the newly-effective net investment income tax, any local taxes imposed, and an additional 1% California tax on taxable income over $1 million.  For investors who pay federal alternative minimum tax, tax-free yields may be equivalent to taxable yields which is lower than those shown above.  Shareholders subject to income taxation by states other than California will realize a lower after-tax return than California shareholders.  This table is a combination of the federal and California taxable income brackets, which are adjusted annually for inflation.  The California taxable income brackets are estimated for 2014.  The California taxable yields set forth in the above table presume that taxpayers in each federal tax bracket are in the highest California tax bracket corresponding to that federal bracket.  The tax characteristics of the Fund are described more fully elsewhere in the Prospectus.  Consult your tax advisor for further details.  This chart is for illustrative purposes only and cannot be taken as an indication of anticipated Fund performance.

PART C

OTHER INFORMATION

Item 23.	Exhibits.

(a)	Articles of Incorporation of the Registrant, filed with the Maryland State Department of Assessments and Taxation on December 5, 1986 originally filed with the initial Registration Statement on Form N-1A on November 26, 1986, and re-filed for Edgar purposes only with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on April 30, 1999, and incorporated herein by reference.

(a.1)	Articles of Amendment of the Registrant, filed with the Maryland State Department of Assessments and Taxation on May 27, 2003 filed with Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A on April 29, 2004, and incorporated herein by reference.

(a.2)	Articles Supplementary of the Registrant filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on September 24, 2002, and incorporated herein by reference.

(b)	Amended and Restated By-Laws of the Registrant filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on April 29, 2002, and incorporated herein by reference.

(c)	Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant originally filed with Pre-Effective No. 1 to the Registration Statement on Form N-1A on January 28, 1987, and re-filed for Edgar purposes only with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on April 30, 1999, and incorporated herein by reference.

(d)	Investment Management Contract, dated October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC (formerly Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on April 30, 2001, and incorporated herein by reference.

(e)	Distribution Agreement, dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on April 30, 2001, and incorporated herein by reference.

(e.1)	Distribution Agreement dated July 25, 2002, between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares) filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on September 24, 2002, and incorporated herein by reference.

(e.2)	Amendment dated April 17, 2003, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares) filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on April 28, 2005, and incorporated herein by reference.

(e.3)	Amendment dated May 27, 2003, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares) filed with Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A on April 29, 2004, and incorporated herein by reference.

(e.4)	Amendment dated April 29, 2004, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares) filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on April 28, 2005, and incorporated herein by reference.

(f)	Not applicable.

(g)	Custody Agreement between the Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on April 28, 2006, and incorporated herein by reference.

(g.1)	Amendment to the Custody Agreement dated December 12, 2013 between the Registrant and The Bank of New York Mellon.

(g.2)	Amendment to Schedule I of the Custody Agreement dated December 12, 2013, between the Registrant and The Bank of New York Mellon.

(g.3)	Amendment to Schedule II of the Custody Agreement dated December 12, 2013, between the Registrant and The Bank of New York Mellon.

(h)	Administrative Services Contract, dated October 30, 2000, between Registrant and Reich & Tang Asset Management, LLC (formerly Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on April 30, 2001, and incorporated herein by reference.

(h.1)	Transfer Agency Agreement and Addendum to the Transfer Agency Agreement between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on April 24, 2003, and incorporated herein by reference.

(h.2)	Fund Accounting Agreement between the Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on April 28, 2005, and incorporated herein by reference.

(h.3)	Amendment to the Fund Accounting Agreement dated December 12, 2013, between the Registrant and The Bank of New York Mellon.

(h.4)	Cash Management Agreement and Related Services Agreement between the Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on April 28, 2005, and incorporated herein by reference.

(h.5)	Amendment to the Cash Management and Related Services Agreement dated December 12, 2013, between the Registrant and The Bank of New York Mellon.

(h.6)	Expense Limitation Agreement among the Registrant, Reich & Tang Asset Management, LLC and Reich & Tang Distributors, Inc., with respect to the Class A and Class B shares.

(i)	Opinion of Battle Fowler LLP as to the legality of the securities being registered, including their consent to the filing thereof and to the use of their name in the Prospectus originally filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on January 28, 1987, and re-filed for Edgar purposes only with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on April 30, 1999, and incorporated herein by reference.

(i.1)	Consent of Paul Hastings LLP to the use of their name in the Registration Statement.

(i.2)	Opinion of Paul, Hastings, Janofsky & Walker LLP, as to California law, including their consent to the filing thereof and to the use of their name in the Prospectus and Statement of Additional Information filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on April 30, 2001, and incorporated herein by reference.

(j)	Consent of Independent Registered Public Accounting Firm.

(k)	Audited Financial Statements, for fiscal year ended December 31, 2012 filed with the Annual Report on Form N-CSR on March 7, 2013, and incorporated by reference herein.

(l)	Written assurance of Reich & Tang, Inc. that its purchase of shares of the registrant was for investment purposes without any present intention of redeeming or reselling originally filed with Pre-Effective No. 1 to the Registration Statement on Form N-1A on January 28, 1987, and re-filed for Edgar purposes only with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on April 30, 1999, and incorporated herein by reference.

(m)	Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on April 28, 2005, and incorporated herein by reference.

(m.1)	Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Advantage Class of shares (formerly known as the Liquidity Class Shares) filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on April 28, 2005, and incorporated herein by reference.

(m.2)	Shareholder Servicing Agreement, dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on April 30, 2001, and incorporated herein by reference.

(m.3)	Shareholder Servicing Agreement, dated July 25, 2002, between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares) filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on September 24, 2002, and incorporated herein by reference.

(m.4)	Amendment dated April 17, 2003 to the Shareholder Servicing Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares) filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on April 28, 2005, and incorporated herein by reference.

(m.5)	Amendment dated May 27, 2003 to the Shareholder Servicing Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares) filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on April 28, 2005, and incorporated herein by reference.

(m.6)	Amendment dated April 29, 2004 to the Shareholder Servicing Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares) filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on April 28, 2005, and incorporated herein by reference.

(m.7)	Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. (see Exhibit (e) above).

(m.8)	Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares) (see Exhibit (e.1) above).

(m.9)	Amendment dated April 17, 2003, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares) (see Exhibit (e.2) above).

(m.10)	Amendment dated May 27, 2003, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares) (see Exhibit (e.3) above).

(m.11)	Amendment dated April 29, 2004, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares) (see Exhibit (e.4) above).

(n)	Amendment No. 17 to Rule 18f-3 Multi-Class Plan, filed with Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A on April 30, 2013, and incorporated herein by reference.

(o)	Reserved.

(p)	There are no 17j-1 Code of Ethics applicable since the Registrant is a money market fund.

(q)	Powers of Attorney of Directors of Registrant filed with Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A on April 30, 2013, and incorporated herein by reference.

(q.1)	Power of Attorney for Steven W. Duff.

Item 24.	Persons Controlled by or under common Control with the Fund.

The following open-end management investment companies may be considered to be under common control with the Registrant: Daily Income Fund

Item 25.	Indemnification.

The Registrant incorporates herein by reference the response to Item 25 of Part C of the Registrant’s Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed with the Commission on September 24, 2002.

Item 26.	Business and Other Connections of Investment Adviser.

The description of Reich & Tang Asset Management, LLC (“RTAM”) under the caption “Management, Organization and Capital Structure” in the Prospectus and “Investment Advisory and Other Services” and “Management of the Fund” in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.

RTAM is a limited liability company that is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis Global AM”). Natixis Global AM is the managing member and direct owner of RTAM.

Christopher Brancazio is Senior Vice President, Chief Compliance Officer, AML Officer and Secretary of RTAM. Mr. Brancazio has been associated with RTAM since September 2007. Mr. Brancazio is also Chief Compliance Officer and AML Officer of two funds in the Reich & Tang Fund Complex. These funds are all located at 1411 Broadway, 28th Floor, New York, NY 10018. Mr. Brancazio also serves as Senior Vice President, Chief Compliance Officer, AML Officer and Secretary of Reich & Tang Deposit Solutions, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC.

Richard De Sanctis is Executive Vice President and Chief Operating Officer of RTAM. Mr. De Sanctis has been associated with RTAM and its predecessors since December 1990. Mr. De Sanctis is also Vice President of two funds in the Reich and Tang Fund Complex. These funds are all located at 1411 Broadway, New York, NY 10018. Mr. De Sanctis also serves as Executive Vice President, Chief Operating Officer and Member of Reich & Tang Deposit Solutions, LLC, Stable Custody Group LLC and Stable Custody Group II LLC, Director, Executive Vice President and Chief Operating Officer of Reich & Tang Distributors, Inc., and Reich & Tang Services, Inc.

John Drahzal is an Executive Vice President of RTAM. Mr. Drahzal has been associated with RTAM since January 2011. Mr. Drahzal also serves as President of Reich & Tang Deposit Solutions, LLC and Chief Executive Officer and President of Reich & Tang Distributors, Inc. Prior to 2011, Mr. Drahzal served as the Managing Director of Double Rock Corporation and President of Intrasweep LLC and LIDs Capital LLC, wholly owned subsidiaries of Double Rock.

Esther Cheung is a Vice President of RTAM. Ms. Cheung has been associated with RTAM since June 2010. Ms. Cheung is also Treasurer and Assistant Secretary of two other funds in the Reich & Tang Fund Complex. These funds are all located at 1411 Broadway, 28th Floor, New York, NY 10018. From February 2004 to May 2010, Ms. Cheung was an audit manager at KPMG LLP.

Chris Economikos is a Vice President of RTAM. Ms. Economikos has been associated with RTAM since April 2013. Ms. Economikos is Vice President of two funds in the Reich & Tang Fund Complex. These funds are all located at 1411 Broadway, 28th Floor, New York, NY 10018. From December 2006 to May 2012, Ms. Economikos was Vice President of Financial Institutions at Bayerische Landesbank.

Christopher Gill is a Senior Vice President and Assistant Secretary of RTAM. Mr. Gill has been associated with RTAM and its predecessors since February 1994. Mr. Gill is Vice President of two funds in the Reich & Tang Fund Complex. These funds are all located at 1411 Broadway, 28th Floor, New York, NY 10018. Mr. Gill also serves as a Senior Vice President and Member of Reich & Tang Deposit Solutions, LLC, Senior Vice President and Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

Thomas Hernly is a Vice President of RTAM. Mr. Hernly has been associated with RTAM and its predecessors since March 1996. Mr. Hernly is also a Vice President of Reich & Tang Deposit Solutions, LLC, Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC.

Joseph Jerkovich is a Senior Vice President and Chief Financial Officer of RTAM and Reich & Tang Distributors, Inc. Mr. Jerkovich has been associated with RTAM since September 2004. Mr. Jerkovich is Vice President of two funds in the Reich & Tang Fund Complex. These funds are all located at 1411 Broadway, 28th Floor, New York, NY 10018. Mr. Jerkovich is also a Senior Vice President, Chief Financial Officer and Member of Reich & Tang Deposit Solutions, LLC, Senior Vice President, Chief Financial Officer and Director of Reich & Tang Services, Inc., a Senior Vice President, Treasurer, Chief Financial Officer and Member of Stable Custody Group LLC and Stable Custody Group II LLC.

Michael P. Lydon is President, Chief Executive Officer and Manager of RTAM. Mr. Lydon has been associated with RTAM since January 2005. Mr. Lydon is also President and Director/Trustee of two funds in the Reich & Tang Fund Complex. These funds are all located at 1411 Broadway, 28th Floor, New York, NY 10018. Mr. Lydon also serves as Chief Executive Officer and Member of Reich & Tang Deposit Solutions, LLC, Executive Vice President and Director of Reich & Tang Distributors Inc., President, Chief Executive Officer and Director for Reich & Tang Services, Inc., Chief Executive Officer and Member for Stable Custody Group LLC and Stable Custody Group II LLC.

Christine Manna is a Vice President and Assistant Secretary of RTAM. Ms. Manna has been associated with RTAM since June 1995. Ms. Manna is also Secretary of two funds in the Reich & Tang Fund Complex. These funds are all located at 1411 Broadway, New York, NY 10018. Ms. Manna is also a Vice President and Assistant Secretary of Reich & Tang Deposit Solutions, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC.

Andrew Mintz is a Senior Vice President of RTAM. Mr. Mintz has been associated with RTAM and its predecessors since March 1991. Mr. Mintz is also a Senior Vice President of Reich & Tang Deposit Solutions, LLC, Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC.

Thomas Nelson is a Senior Vice President and Chief Investment Officer of RTAM. Mr. Nelson has been associated with RTAM since June 2010. Mr. Nelson also serves as Senior Vice President of Reich & Tang Deposit Solutions, LLC and Reich & Tang Distributors, Inc. From December 2008 until June 2010, Mr. Nelson served as the Director of Institutional Sales at Institutional Deposits Corporation, and from January 2006 until October 2007, Mr. Nelson served as a Senior Vice President at ICAP Capital Markets.

Marty O’Connor is a Vice President of RTAM. Mr. O’Connor has been associated with RTAM and its predecessors since March 1992. Mr. O’Connor is also a Vice President of Reich & Tang Deposit Solutions, LLC, Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC.

Jeffrey D. Plunkett is a Manager of RTAM. Mr. Plunkett also Executive Vice President and Group General Counsel of Natixis Global Asset Management and has been associated with Natixis Global Asset Management since 1996.

Robert Rickard is Senior Vice President of RTAM. Mr. Rickard has been associated with RTAM since December 1991. Mr. Rickard is also Vice President of two funds in the Reich & Tang Fund Complex. These funds are all located at 1411 Broadway, 28th Floor, New York, NY 10018. Mr. Rickard is also Senior Vice President of Reich & Tang Distributors, Inc.

Alex Shuster is a Vice President of RTAM. Mr. Shuster has been associated with RTAM and its predecessors since December 1996. Mr. Shuster is also Vice President of Reich & Tang Distributors, Inc., Reich & Tang Deposit Solutions, LLC, Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC.

Christine Stridiron is a Vice President and Controller of RTAM. Ms. Stridiron has been associated with RTAM and its predecessors since June 1996. Ms. Stridiron is also Vice President and Controller of Reich & Tang Distributors, Inc., Reich & Tang Deposit Solutions, LLC, Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC.

Mitchell Weiss is a Vice President of RTAM. Mr. Weiss has been associated with RTAM since July 2010. Mr. Weiss is also Vice President of Reich & Tang Services, Inc. and Reich & Tang Distributors, Inc. Mr. Weiss was employed by Double Rock Corp. from February 2006 through November 2009 and was employed in a consulting capacity by RTAM from February 2010 to July 2010.

Duncan Wilkinson is a Manager of RTAM. Mr. Wilkinson is also Executive Vice President and Director of U.S. Affiliates of Natixis Global Asset Management, and has been associated with Natixis Global Asset Management since 2000.

Item 27.	Principal Underwriters.

(a)	Reich & Tang Distributors, Inc., the Registrant’s distributor, is also distributor for Daily Income Fund

(b)	The following are the directors and officers of Reich & Tang Distributors, Inc. For all persons listed below, the principal address is 1411 Broadway, 28th Floor, New York, NY 10018.

Name	Positions and Offices with the Distributor	Positions and Offices with the Registrant
Christopher Brancazio	Chief Compliance Officer, AML Officer, Senior Vice President and Secretary	Chief Compliance Officer and AML Officer
Richard De Sanctis	Director, Executive Vice President and Chief Operating Officer	Vice President
John Drahzal	President and Chief Executive Officer	None
Esther Cheung	Vice President	Treasurer and Assistant Secretary
Christopher Gill	Director and Senior Vice President	Vice President
Joseph Jerkovich	Senior Vice President and Chief Financial Officer	Vice President
Michael Lydon	Director and Executive Vice President	President and Director
Christine Manna	Vice President and Assistant Secretary	Secretary
Thomas Nelson	Senior Vice President	Vice President
Robert Rickard	Senior Vice President	Vice President
Alex Shuster	Vice President	None
Christine Stridiron	Vice President and Controller	None

(c)	Not applicable.

Item 28.	Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at 1411 Broadway, 28th Floor, New York, NY 10018, the Registrant’s manager; at The Bank of New York Mellon, 2 Hanson Place – 7th Floor, Brooklyn, NY 11217, the Registrant’s custodian; and at Reich & Tang Services, Inc., 1411 Broadway, 28th Floor, New York, NY 10018, the Registrant’s transfer agent and dividend disbursing agent.

Item 29.	Management Services.

Not applicable.

Item 30.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of April, 2014.

CALIFORNIA DAILY TAX FREE INCOME FUND, INC.

By:	/s/ Michael P. Lydon
Michael P. Lydon
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	SIGNATURE	CAPACITY	DATE

(1)	Principal Executive Officer

By: /s/ Michael P. Lydon
	Michael P. Lydon	President	April 29, 2014

(2)	Principal Financial and
Accounting Officer

By: /s/ Esther Cheung
	Esther Cheung	Treasurer	April 29, 2014

(3)	Majority of Directors

By: /s/ Michael P. Lydon
	Michael P. Lydon	Director	April 29, 2014

	Steven W. Duff	Director
	Robert Straniere*	Director
	Dr. Yung Wong*	Director
	Edward A. Kuczmarski*	Director
	Albert R. Dowden*	Director
	Carl Frischling*	Director
	William Lerner*	Director

By: /s/ Christine Manna
Christine Manna
	Attorney-in-Fact*		April 29, 2014

Exhibit Index

(g.1)	Amendment to the Custody Agreement dated December 12, 2013 between the Registrant and The Bank of New York Mellon.
(g.2)	Amendment to Schedule I of the Custody Agreement dated December 12, 2013, between the Registrant and The Bank of New York Mellon.
(g.3)	Amendment to Schedule II of the Custody Agreement dated December 12, 2013, between the Registrant and The Bank of New York Mellon.
(h.3)	Amendment to the Fund Accounting Agreement dated December 12, 2013, between the Registrant and The Bank of New York Mellon.
(h.5)	Amendment to the Cash Management and Related Services Agreement dated December 12, 2013, between the Registrant and The Bank of New York Mellon.
(h.6)	Expense Limitation Agreement among the Registrant, Reich & Tang Asset Management, LLC and Reich & Tang Distributors, Inc., with respect to the Class A and Class B shares.
(i.1)	Consent of Paul Hastings LLP to use of their name in the Registration Statement.
(j)	Consent of Independent Registered Public Accounting Firm.
(q.1)	Power of Attorney for Steven W. Duff.